UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

(Amendment No.     )

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☒	Preliminary Information Statement

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☐	Definitive Information Statement

Garrett Motion Inc.

(Name of Registrant as Specified In Its Charter)

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GARRETT MOTION INC.

Z.A. La Pièce 16

1180 Rolle

Switzerland

NOTICE OF STOCKHOLDER ACTION

February [    ], 2022

To Holders of Series A Cumulative Convertible Preferred Stock of Garrett Motion Inc. (the “Corporation,” “we,” “our” or “us”):

NOTICE IS HEREBY GIVEN that on February [    ], 2022, the holders of a majority of our outstanding shares of Series A Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”), in lieu of a meeting of the stockholders, authorized and approved by written consent an amendment and restatement of the current certificate of designations of the Series A Preferred Stock (the “Certificate of Designations”). The amended and restated Certificate of Designations, which is attached hereto as Annex A (the “Amended and Restated Certificate of Designations”) amends and restates the terms of the Certificate of Designations to provide the Corporation with greater flexibility to pay dividends and make certain distributions on, and to purchase, redeem or otherwise acquire, including in individually negotiated transactions, shares of the Corporation’s common stock or any future class of preferred stock that ranks junior to the Series A Preferred Stock in right of payment of dividends. These amendments will provide the Corporation with additional options to implement its previously announced $100 million share repurchase program for shares of Series A Preferred Stock and the Corporation’s common stock, par value $0.001 per share.

The Amended and Restated Certificate of Designations was unanimously approved and declared advisable to holders of our Series A Preferred Stock by our Board of Directors pursuant to the Second Amended and Restated Certificate of Incorporation of the Corporation, and approved by written consent of the holders of a majority of our Series A Preferred Stock pursuant to the Certificate of Designations and Section 228 of the Delaware General Corporation Law, which permits any action to be taken at a meeting of stockholders to be taken by written consent by the holders of the number of shares of stock required to approve the action at a meeting at which all shares entitled to vote were present and voted.

The accompanying Information Statement is being furnished only to inform holders of our Series A Preferred Stock of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. The Amended and Restated Certificate of Designations will not be effective until filed with the Delaware Secretary of State. We intend to file the Amended and Restated Certificate of Designations twenty (20) calendar days after the accompanying Information Statement is first mailed to holders of our Series A Preferred Stock. This Information Statement is being mailed on or about February [    ], 2022 to holders of record of our Series A Preferred Stock as of February 8, 2022.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO NOT SEND US PROXY.

By Order of the Board of Directors:

/s/ Daniel Ninivaggi
Daniel Ninivaggi Chairman of the Board

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

Garrett Motion Inc., a Delaware corporation (the “Corporation,” “we,” “our” or “us”) is furnishing this information statement (this “Information Statement”) to the holders of record of the Corporation’s Series A Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”) as of February 8, 2022 (the “Record Date”) in full satisfaction of any notice requirements we may have under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Delaware General Corporation Law (the “DGCL”). No action is requested or required on your part. This Information Statement is first being sent or given on or about February [    ], 2022 to holders of record of our Series A Preferred Stock as of the Record Date.

The Certificate of Designations for the Series A Preferred Stock (the “Certificate of Designations”), which was adopted on April 30, 2021, restricts the Corporation from declaring or paying dividends on, making certain distributions on, and purchasing, redeeming or otherwise acquiring for consideration, shares of the Corporation’s common stock, par value $0.001 per share (the “Common Stock”) and any future class of preferred stock that ranks junior to the Series A Preferred Stock in right of payment of dividends (collectively, the “Dividend Junior Stock”), unless all cumulative accrued and unpaid preference dividends on the Series A Preferred Stock have been paid in full and certain other conditions are met (collectively, the “Payment Conditions”). The Certificate of Designations was amended on July 21, 2021 to permit the Corporation to make certain dividends and Distributions (as defined in the Certificate of Designations) on the Dividend Junior Stock, which includes purchases by the Corporation of shares of Common Stock, even if the Payment Conditions are not satisfied, so long as (i) the dividend or Distribution occurs on or prior to December 31, 2022, (ii) the dividend or Distribution is approved or declared by a committee of disinterested directors of the Corporation (the “Disinterested Directors’ Committee”) and ratified by its full board of directors (the “Board”), and (iii) the holders of Series A Preferred Stock participate in the dividend or Distribution on a pro rata basis.

As amended and restated, the Certificate of Designations (as so amended, the “Amended and Restated Certificate of Designations”) provides greater flexibility for the Corporation to purchase shares of its Dividend Junior Stock, including shares of Common Stock, when the Payment Conditions are not met. First, it expands the scope of permitted Distributions on Dividend Junior Stock to include purchases by the Corporation of shares of Dividend Junior Stock in individually negotiated transactions. Second, it removes the requirement that dividends or Distributions on Dividend Junior Stock must occur on or prior to December 31, 2022. Third, it expressly permits the purchase, redemption or other acquisition for cash by the Corporation of shares of Dividend Junior Stock without requiring ratable participation by holders of Series A Preferred Stock.

For full provisions, please see a copy of the Amended and Restated Certificate of Designations which is attached as Annex A. A copy of the Amended and Restated Certificate of Designations showing the changes from the Certificate of Designations, with deleted text shown in strikethrough and added text shown in bold and underlined, is attached as Annex B.

Summary of the Corporate Actions

On January 25, 2022, the Amended and Restated Certificate of Designations, more fully described in the section entitled “Amended and Restated Certificate of Designations of the Series A Cumulative Convertible Preferred Stock” below, was unanimously approved and declared advisable to holders of our Series A Preferred Stock by the Board pursuant to Article Sixth of the Corporation’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”). On February 8, 2022, we had a total of [             ] shares of Series A Preferred Stock issued and outstanding, of which [            ] shares, or approximately [    ]% were beneficially owned by (i) Centerbridge Credit Partners Master, L.P., Centerbridge Special Credit Partners III-Flex, L.P. and their affiliates, and (ii) Oaktree Value Opportunities Fund Holdings, L.P., OCM Opps GTM Holdings, LLC, Oaktree Phoenix Investment Fund LP and their affiliates (together, the “Consenting Stockholders”) (see “Security Ownership of Certain Beneficial Ownership and Management” below). On February [     ], 2022, the Consenting Stockholders approved the actions set forth herein by written consent in lieu of a special meeting.

Voting Rights and Outstanding Shares

We are not seeking consent, authorizations or proxies from you. Following approval by the Board pursuant to Article Sixth of the Certificate of Incorporation, under Section 228 of the DGCL, the written consent of the holders of outstanding shares of Series A Preferred Stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted may be substituted for a meeting. Approval of the holders of at least a majority of outstanding Series A Preferred Stock entitled to vote thereon was required to approve the Amended and Restated Certificate of Designations. This Information Statement constitutes the notice required by Section 228 of the DGCL.

As of the Record Date, we had [            ] shares of Series A Preferred Stock outstanding and entitled to vote on the matters contemplated by this Information Statement. Holders of shares of the Common Stock and shares of Series B Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), are not entitled to vote or provide consents with respect to matters contemplated by this Information Statement.

Pursuant to the Certificate of Designations, holders of shares of Series A Preferred Stock are entitled to receive, when, as and if declared by the Disinterested Directors’ Committee out of funds legally available therefor, cumulative cash dividends at an annual rate of 11% on the stated amount per share plus the amount of any accrued and unpaid dividends on such share, accumulating daily and payable quarterly on January 1, April 1, July 1 and October 1, respectively, in each year. No cash dividend was declared in respect of the periods ended July 1, 2021, October 1, 2021 or January 1, 2022. As a result, as of the Record Date, there were $[    ] million of unpaid cumulative preference dividends on the shares of Series A Preferred Stock outstanding as of that date.

Pursuant to Rule 14c-2 of the Exchange Act, the corporate actions set forth herein will not be adopted until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the holders of our Series A Preferred Stock. We anticipate that the actions contemplated herein will be effected on or about the close of business on or about February [    ], 2022, when we file the Amended and Restated Certificate of Designations with the Secretary of State of the State of Delaware (the “Effective Date”).

There are no rights of appraisal or similar rights of dissenters with respect to the Amended and Restated Certificate of Designations.

The entire cost of furnishing this Information Statement will be borne by the Corporation. We have asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Series A Preferred Stock held of record by such brokers and other custodians, nominees and fiduciaries and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

AMENDMENT AND RESTATEMENT OF CERTIFICATE OF DESIGNATIONS

OF THE SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK

The Board has unanimously proposed, and the holders of approximately [    ]% of our outstanding shares of Series A Preferred Stock on the Record Date have approved, amending and restating the Certificate of Designations. The Amended and Restated Certificate of Designations, is set forth in Annex A. The Amended and Restated Certificate of Designations will become effective as of the Effective Date.

Background and Rationale

On November 16, 2021, the Corporation announced a $100 million share repurchase program to purchase shares of Series A Preferred Stock and Common Stock (the “Share Repurchase Program”). The senior credit facility of the Corporation permits the repurchase of shares of Series A Preferred Stock prior to December 31, 2022, but only if there is a pro rata repurchase of shares of Common Stock. Although the Corporation is permitted to purchase shares of capital stock under its senior credit facility and the Certificate of Designations, there are restrictions in the Certificate of Designations that limit the purchase options available to the Corporation. For example, the senior credit facility of the Corporation permits individually negotiated transactions to purchase shares of Common Stock. But the Certificate of Designations does not. As a result, the Corporation cannot acquire shares of Common Stock in block trades. By amending the Certificate of Designations, the Corporation seeks to expand the types of transactions and the circumstances under which it can pay dividends or make Distributions on Dividend Junior Stock (including purchases of Common Stock). The Corporation believes that this greater flexibility to pay dividends or make Distributions (including purchases of Common Stock) will enable the Corporation to engage in purchases or other acquisitions of its equity securities in a manner that maximizes the benefit to its stockholders, whether as part of the Share Repurchase Program or a future transaction.

Amendments

Section 4(c) of the Certificate of Designations currently provides that unless all cumulative accrued and unpaid Preference Dividends have been paid in full, the full Preference Dividend for the current period has been paid or declared and set aside for payment, and all prior redemption requirements for the Series A Preferred Stock have been complied with, the Corporation is restricted from paying dividends on, making Distributions in respect of, or purchasing, redeeming or otherwise acquiring shares of Dividend Junior Stock. Notwithstanding this limitation, the Certificate of Designations permits the payment of dividends and certain Distributions on Dividend Junior Stock (which includes purchases of Common Stock) prior to December 31, 2022, if such dividend or Distribution meets certain conditions, including that the holders of Series A Preferred Stock participate in the dividend or Distribution on a pro rata basis, and that such dividend or Distribution has been approved by the Disinterested Directors’ Committee and ratified by the Board as a whole.

The Amended and Restated Certificate of Designations amends Section 4(c) and related definitions to: (i) remove from Section 4(c)(y) of the Certificate of Designations the December 31, 2022 sunset date for certain dividends and Distributions on Dividend Junior Stock permitted pursuant to Section 4(c); (ii) revise the term “Distribution” in Section 1(dd) of the Certificate of Designations to remove from such definition the exclusions of (x) repurchases of Common Stock in individually negotiated transactions, and (y) other repurchases or redemptions of the Corporation’s capital stock approved by both the holders of a majority of the outstanding shares of Corporation’s capital stock entitled to vote on matters on which holders of the Common Stock are entitled to vote and a majority of holders of Series A Preferred Stock; and (iii) add a new exception in Section 4(c)(x)(1) to permit the Corporation to purchase, redeem or otherwise acquire shares of Dividend Junior Stock for cash, without the requirement that holders of Series A Preferred Stock participate in such purchases, redemptions or other acquisitions on a pro rata basis, if approved by the Disinterested Directors’ Committee and ratified by the affirmative vote of at least two-thirds of the Board then in office.

The Amended and Restated Certificate of Designations also reflects certain clerical and conforming revisions and clarifications.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except in their capacities as stockholders (which interest does not differ from that of other holders of the Series A Preferred Stock), none of our directors or officers or their associates have any substantial interest, direct or indirect, by security holdings or otherwise, in the Amended and Restated Certificate of Designations.

NO APPRAISAL RIGHTS

Under the DGCL, our stockholders are not entitled to dissenters’ or appraisal rights with respect to the matters contemplated by this Information Statement, and we will not independently provide stockholders with any such rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership

The table below sets forth information as of February [    ], 2022, regarding the amount and percentage of our outstanding shares of Common Stock and Series A Preferred Stock beneficially owned by (i) each person known by us to own beneficially more than 5% of our outstanding Common Stock and Series A Preferred Stock (based on Schedule 13G or Schedule 13D filings with the SEC and information supplied by the applicable persons), (ii) each of our named executive officers and directors, and (iii) all of our executive officers and directors as a group. Unless otherwise indicated, each of the persons below has sole voting and investment power with respect to the shares beneficially owned by such person. Pursuant to Rule 13d-3(d)(1)(i) under the Exchange Act, the beneficial owner of securities as a result of conversion privileges exercisable within 60 days considers such securities outstanding for purposes of calculating the percentage of a class of equity securities held by such beneficial owner, but may not assume the exercise of conversion privileges held by others. As a result, the percentages of a class of equity securities held by beneficial owners may sum to more than 100%.

Beneficial Owner	Amount of Beneficial Ownership of Common Stock(1)	Percent of Class(2)	Amount of Beneficial Ownership of Series A Preferred Stock	Percent of Class
5% Stockholders:
ATTESTOR VALUE MASTER FUND LP(3)	4,237,711	6.23%	3,514,904	1.43%
BAUPOST GROUP, L.L.C.(4)	29,055,292	32.28%	25,480,292	10.36%
CYRUS(5)	33,192,518	38.18%	22,972,264	9.61%
SESSA CAPITAL (MASTER), L.P.(6)	23,504,588	28.97%	16,592,384	6.75%
HONEYWELL INTERNATIONAL INC.(7)	7,092,446	10.32%	4,196,330	1.71%
NEWTYN(8)	4,930,062	7.29%	3,127,967	1.27%
KEYFRAME(9)	4,891,228	7.20%	3,385,178	1.42%
HAWK RIDGE MASTER FUND, L.P.(10)	6,023,159	8.83%	3,686,595	1.50%
CENTERBRIDGE CREDIT PARTNERS MASTER, L.P.(11)	20,205,933	24.01%	19,621,696	7.98%
CENTERBRIDGE SPECIAL CREDIT PARTNERS III-FLEX, L.P.(11)	51,791,249	45.62%	48,985,486	19.92%
OAKTREE VALUE OPPORTUNITIES FUND HOLDINGS, L.P.(12)	15,093,203	19.13%	14,374,581	5.85%
OCM OPPS GTM HOLDINGS, LLC(12)	55,429,960	47.34%	52,555,471	21.38%
OAKTREE PHOENIX INVESTMENT FUND LP(12)	1,904,762	2.87%	1,904,762	0.77%
Directors and Named Executive Officers:
DANIEL NINIVAGGI	—	*	—	—
D’AUN NORMAN	—	*	—	—
JOHN PETRY(6)	23,504,588	28.97%	16,592,384	6.75%

Beneficial Owner	Amount of Beneficial Ownership of Common Stock(1)	Percent of Class(2)	Amount of Beneficial Ownership of Series A Preferred Stock	Percent of Class
TINA PIERCE	—	—	—	—
ROBERT SHANKS	—	—	—	—
STEVEN SILVER	—	—	—	—
JULIA STEYN	—	*	—	—
STEVEN TESORIERE	—	—	—	—
OLIVIER RABILLER	146,800	*	—	—
SEAN DEASON	—	—	—	—
DANIEL DEIRO	—	—	—	—
CRAIG BALIS	20	*	—	—
JOANNE LAU	—	—	—	—
THIERRY MABRU	—	—	—	—
JEROME MAIRONI	4,000	*	—	—
FABRICE MICHEL SPENNINCK	10,000	*	—	—
Executive officers and directors as a group (consisting of 16 persons)	23,665,408	36.67%	16,592,384	6.75%

*	Less than 1%.
(1)	The amount of Common Stock beneficially owned includes Common Stock issuable upon conversion of our Series A Preferred Stock.
(2)

The percentage of Common Stock beneficially owned includes Common Stock issuable upon conversion of our Series A Preferred Stock by the relevant holder and represents the aggregate voting power held by the relevant holder.

(3)

These securities are beneficially owned by (i) Attestor Value Master Fund LP, a Cayman Islands exempted limited partnership (“Attestor”), as a result of its direct ownership of the Shares reported herein, (ii) Attestor Value Fund GP Limited, a Cayman Islands exempted private limited company (“Attestor GP”), as the sole general partner of Attestor, (iii) Attestor Capital Limited, a Cayman Islands exempted private limited company (“Attestor Capital”), as the manager to Attestor GP, (iv) Attestor Limited, a private limited company registered in England and Wales (with company number 12080120) (“Attestor Limited”), as the investment manager to Attestor, and (v) Mr. Jan-Christoph Peters, as the sole director and sole indirect shareholder of Attestor Limited. Attestor, Attestor GP, Attestor Capital, Attestor Limited and Mr. Peters disclaim beneficial ownership of such securities except to the extent of their pecuniary interests therein, if any. The principal business office of Attestor Limited and Mr. Peters is 7 Seymour Street, London W1H 7JW, United Kingdom.

(4)

Held on behalf of entities affiliated with The Baupost Group, L.L.C. (“Baupost”). Baupost is a registered investment adviser and acts as the investment adviser to certain private investment limited partnerships on whose behalf these securities were indirectly purchased. Baupost Group GP, L.L.C. (“BG GP”), as the Manager of Baupost, and Seth A. Klarman, as the sole Managing Member of BG GP and a controlling person of Baupost, may be deemed to have beneficial ownership of the securities beneficially owned by Baupost. Baupost, BG GP and Seth A. Klarman have shared voting and investment power over these shares. BG GP and Mr. Klarman disclaim beneficial ownership of such securities except to the extent of their pecuniary interest therein, if any.

(5)

These securities are beneficially owned by (i) Canary SC Master Fund, L.P., a Delaware limited partnership (“CANM”), as a result of its direct ownership of shares of Common Stock and Series A Preferred Stock, (ii) Crescent 1, L.P., a Delaware limited partnership (“CRES”), as a result of its direct ownership of shares of Common Stock and Series A Preferred Stock, (iii) CRS Master Fund, L.P., a Delaware limited partnership (“CRSM”), as a result of its direct ownership of shares of Common Stock and Series A Preferred Stock, (iv) Cyrus 1740 Master Fund, L.P., a Delaware limited partnership (“C1740M”), as a result of its direct ownership of shares of Common Stock and Series A Preferred Stock, (v) Cyrus Opportunities

Master Fund II, Ltd., a Delaware limited partnership (“COFII”), as a result of its direct ownership of shares of Common Stock and Series A Preferred Stock, (vi) Cyrus Select Opportunities Master Fund II, L.P., a Delaware limited partnership (“CSOM2”), as a result of its direct ownership of shares of Common Stock and Series A Preferred Stock, (vii) Cyrus Select Opportunities Master Fund, Ltd, a Delaware limited partnership (“CSOM”), as a result of its direct ownership of shares of Common Stock and Series A Preferred Stock, (viii) PC Investors III, L.P., a Delaware limited partnership (“PCI3”), as a result of its direct ownership of shares of Common Stock and Series A Preferred Stock, (ix) Peterson Capital Investors, LLC, a Delaware limited liability company (“PCIN”), as a result of its direct ownership of shares of Common Stock and Series A Preferred Stock, (x) Cyrus Capital Partners, L.P., a Delaware limited partnership (“Cyrus Capital Partners”), as the investment manager of CANM, CRES, CRSM, C1740M, COFII, CSOM2, CSOM, PCI3 and PCIN, (xi) Cyrus Capital Advisors, L.L.C., a Delaware limited liability company (“Cyrus Capital Advisors”), as the general partner of CANM, CRES, CRSM, C1740M and CSOM2, (xii) Cyrus Capital Partners GP, L.L.C., a Delaware limited liability company (“Cyrus Capital GP”), as the general partner of Cyrus Capital Partners and the managing member of Cyrus Capital Advisors, and (xiii) Mr. Stephen C. Freidheim, as the Chief Investment Officer of Cyrus Capital Partners and the sole member and manager of Cyrus Capital GP. CANM, CRES, CRSM, C1740M, COFII, CSOM 2, CSOM, PCI3, PCIN, Cyrus Capital Partners, Cyrus Capital Advisors, Cyrus Capital GP and Mr. Freidheim disclaim beneficial ownership of such securities except to the extent of their pecuniary interests therein, if any. The address of each of the foregoing is 65 East 55th Street, 35th Floor, New York, New York, 10022.
(6)

These securities are beneficially owned by (i) Sessa Capital (Master), L.P., a Cayman Islands exempted limited partnership (“Sessa Capital”), as a result of its direct ownership of shares of Common Stock and Series A Preferred Stock, (ii) Sessa Capital GP, LLC, a Delaware limited liability company (“Sessa Capital GP”), as a result of being the sole general partner of Sessa Capital, (iii) Sessa Capital IM, L.P., a Delaware limited partnership (“Sessa IM”), as a result of being the investment adviser for Sessa Capital, (iv) Sessa Capital IM GP, LLC, a Delaware limited liability company (“Sessa IM GP”), as a result of being the sole general partner of Sessa IM, and (v) John Petry, as a result of being the manager of Sessa Capital GP and Sessa IM GP. Sessa Capital, Sessa Capital GP, Sessa IM, Sessa IM GP and Mr. Petry disclaim beneficial ownership of such securities except to the extent of their pecuniary interests therein, if any. The address of each of the foregoing is 888 Seventh Avenue, 30th Floor, New York, New York, 10019.

(7)	The address of Honeywell International Inc., is Honeywell International Inc., 300 South Tyron Street, Charlotte, North Carolina 28202.
(8)

These securities are beneficially owned by (i) Newtyn Partners, LP, a Delaware limited partnership (“NP”), with respect to the 1,117,299 shares of Common Stock and 1,939,340 shares of Series A Preferred Stock directly and beneficially owned by it; (ii) Newtyn TE Partners, LP, a Delaware limited partnership (“NTE”), with respect to the 684,796 shares of Common Stock and 1,118,627 shares of Series A Preferred Stock directly and beneficially owned by it; (iii) Newtyn Management, LLC, a New York limited liability company (“NM”), as the investment manager of NP and NTE; (iv) Newtyn Capital Partners, LP, a Delaware limited partnership (“NCP”), as the general partner to NP and NTE; (v) Ledo Capital, LLC, a New York limited liability company (“Ledo”), as the general partner to NCP; and (vi) Mr. Noah Levy, as managing member to NM. NM, NCP, Ledo and Mr. Levy disclaim beneficial ownership of such securities except to the extent of their pecuniary interest therein, if any. The address of each of the foregoing is 60 East 42nd Street, 9th Floor, New York, New York 10165.

(9)

These securities are beneficially owned by (i) Keyframe Fund I, L.P., a Delaware limited partnership (“KFI”), as a result of its direct ownership of 263,900 shares of Common Stock and 593,173 shares of Series A Preferred Stock, (ii) Keyframe Fund II, L.P., a Delaware limited partnership (“KFII”), as a result of its direct ownership of 225,226 shares of Common Stock and 506,245 shares of Series A Preferred Stock, (iii) Keyframe Fund III, L.P., a Delaware limited partnership (“KFIII”), as a result of its direct ownership of 564,200 shares of Common Stock and 1,268,164 shares of Series A Preferred Stock, (iv) Keyframe Fund IV, L.P., a Delaware limited partnership (“KFIV”), as a result of its direct ownership of 452,724 shares of Common Stock and 1,017,596 shares of Series A Preferred Stock, (v) Keyframe Capital Advisors, L.L.C., a Delaware limited liability company (“KCA”), as the general partner of KFI, KFII, KFIII and KFIV, (vi) Keyframe Capital Partners, L.P., a Delaware limited partnership (“KCP”), as investment manager to KFI,

KFII, KFIII and KFIV, (vii) Keyframe Capital Partners GP, L.L.C., a Delaware limited liability company (“KCPGP”), as the general partner of KCP, and (viii) John R. Rapaport, as the Chief Investment Officer and Managing Partner of KCP and the Managing Member of both KCA and KCPGP. KFI, KFII, KFIII, KFIV, KCA, KCP, KCPGP and Mr. Rapaport disclaim beneficial ownership of such securities except to the extent of their pecuniary interests therein, if any. The address of each of the foregoing is 65 East 55th Street, 35th Floor, New York, New York, 10022.
(10)

These securities are beneficially owned by (i) Hawk Ridge Master Fund, LP, a Delaware limited partnership (“Hawk Ridge”), as a result of its direct ownership of shares of Common Stock and Series A Preferred Stock, (ii) Hawk Ridge Management, LLC, a Delaware limited liability company (“Hawk Ridge GP”), as the general partner of Hawk Ridge, (iii) Hawk Ridge Capital Management, L.P., a Delaware limited partnership (“Hawk Ridge LP”), as the investment manager to Hawk Ridge, (iv) Hawk Ridge Capital Management GP LLC, a Delaware limited liability company (“Hawk Ridge Capital GP”), as the general partner of Hawk Ridge LP, and (v) Mr. David G. Brown, as the portfolio manager of Hawk Ridge LP and sole member and manager of Hawk Ridge GP and Hawk Ridge Capital GP. Hawk Ridge, Hawk Ridge GP, Hawk Ridge LP, Hawk Ridge Capital GP and Mr. Brown disclaim beneficial ownership of such securities except to the extent of their pecuniary interests therein, if any. The address of each of the foregoing is 12121 Wilshire Blvd. Suite 900, Los Angeles CA 90025.

(11)

CSCP III Cayman GP Ltd. (“CSCP III Cayman GP”) is the general partner of Centerbridge Special Credit Partners General Partner III, L.P. (“Special Credit III GP”), which is the general partner of Centerbridge Special Credit Partners III-Flex, L.P. (“SC III-Flex”), and may be deemed to share beneficial ownership over the securities held of record by SC III-Flex. As the director of CSCP III Cayman GP, Jeffrey H. Aronson may be deemed to share beneficial ownership with respect to the securities held of record by SC III-Flex. Such persons and entities expressly disclaim beneficial ownership of the securities held of record by SC III-Flex, except to the extent of any proportionate pecuniary interest therein. The address of each of CSCP III Cayman GP, Special Credit III GP, SC III-Flex and Mr. Aronson, respectively, is 375 Park Avenue, 11th Floor, New York, New York 10152. Centerbridge Credit GP Investors, L.L.C. (“Credit GP Investors”) is the sole director of Centerbridge Credit Cayman GP, Ltd. (“Credit Cayman GP”), which is the general partner of Centerbridge Credit Partners Offshore General Partner, L.P. (“Credit Partners Offshore GP”), which is the general partner of Centerbridge Credit Partners Master, L.P. (“Credit Partners Master”), and may be deemed to share beneficial ownership over the securities held of record by Credit Partners Master. As the managing member of Credit GP Investors, Jeffrey H. Aronson may be deemed to share beneficial ownership with respect to the securities held of record by Credit Partners Master. Such persons and entities expressly disclaim beneficial ownership of the securities held of record by Credit Partners Master, except to the extent of any proportionate pecuniary interest therein. The address of each of Credit GP Investors, Credit Cayman GP, Credit Partners Offshore GP, Credit Partners Master and Mr. Aronson is 375 Park Avenue, 11th Floor, New York, New York 10152.

(12)

These securities are beneficially owned by (i) Oaktree Value Opportunities Fund Holdings, L.P., as a result of its direct ownership of 718,622 shares of Common Stock and 14,374,581 shares of Series A Preferred Shares, (ii) OCM Opps GTM Holdings, LLC, as a result of its direct ownership of 2,874,489 shares of Common Stock and 52,555,471 shares of Series A Preferred Stock, (iii) Oaktree Phoenix Investment Fund LP, as a result of its direct ownership of 1,904,762 shares of Series A Preferred Stock, (iv) Oaktree Value Opportunities Fund GP, L.P., solely in its capacity as the general partner of Oaktree Value Opportunities Fund Holdings, L.P., (v) Oaktree Value Opportunities Fund GP Ltd., solely in its capacity as the general partner of Oaktree Value Opportunities Fund Holdings, L.P., (vi) Oaktree Fund GP, LLC, solely in its capacity as the general partner of OCM Opps GTM Holdings, LLC, (vii) Oaktree Fund GP I, L.P., solely in its capacity as the managing member of Oaktree Fund GP, LLC and the sole shareholder of Oaktree Value Opportunities Fund GP Ltd, (viii) Oaktree Capital I, L.P., solely in its capacity as the general partner of Oaktree Fund GP I, L.P., (ix) OCM Holdings I, LLC, solely in its capacity as the general partner of Oaktree Capital I, L.P., (x) Oaktree Holdings, LLC, solely in its capacity as the managing member of OCM Holdings I, LLC, (xi) Oaktree Capital Management, L.P., solely in its capacity as the sole director of Oaktree Value Opportunities Fund GP Ltd., (xii) Oaktree Capital Management GP, LLC, solely in its capacity as the general partner of Oaktree Capital Management, L.P., (xiii) Atlas OCM Holdings, LLC, solely in its capacity as the general partner of Oaktree Capital Management, L.P., (xiv) Oaktree Capital Group, LLC, solely in its capacity as the managing member of Oaktree Holdings, LLC, (xv) Oaktree Capital Group Holdings GP, LLC, solely in its capacity as the indirect owner of the class B units of each of Oaktree Capital Group, LLC and Atlas OCM Holdings, LLC, (xvi) Brookfield Asset Management Inc., solely in its capacity as the indirect owner of the class A units of each of Oaktree Capital Group, LLC and Atlas OCM Holdings, LLC, and (xvii) BAM Partners Trust, solely in its capacity as the sole owner of Class B Limited Voting Shares of Brookfield Asset Management Inc. Each of the foregoing general partners, managing members, and directors disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein (if any). The address of each of the foregoing is 333 S. Grand Avenue, 28th Floor, Los Angeles, CA 90071.

Bankruptcy Proceedings

On September 20, 2020, the Corporation and certain of its subsidiaries (the “Debtors”) each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors’ chapter 11 cases were jointly administered under the caption “In re: Garrett Motion Inc., 20-12212.” On April 20, 2021, the Debtors filed the Revised Amended Plan of Reorganization (the “Plan”). On April 26, 2021, the Bankruptcy Court entered an order, among other things, confirming the Plan. On April 30, 2021 (the “Plan Effective Date”), the conditions to the effectiveness of the Plan were satisfied or waived and the Corporation emerged from bankruptcy.

In connection with the Corporation’s emergence from bankruptcy, all shares of the Corporation’s common stock outstanding prior to the Plan Effective Date (the “Old Common Stock”) were canceled. Additionally, among other things, the Corporation issued 65,035,801 shares of Common Stock to those holders of Old Common Stock who had not made a cash-out election, issued 247,768,962 shares of the Corporation’s Series A Preferred Stock to certain participants in the Plan, including affiliated funds of Centerbridge Partners, L.P. (“Centerbridge”) and affiliated funds of Oaktree Capital Management, L.P. (“Oaktree”), and issued 834,800,000 shares of the Corporation’s Series B Preferred Stock to Honeywell International Inc.

Pursuant to the Plan, the Corporation entered into that certain Series A Investor Rights Agreement (the “Series A Investor Rights Agreement”) with certain affiliated funds of Centerbridge (the “Centerbridge Investors”), certain affiliated funds of Oaktree (the “Oaktree Investors”) and the other signatories thereto (the “Additional Investors”), pursuant to which the Centerbridge Investors and Oaktree Investors each have the right to designate three directors for election to the Board, and the Additional Investors have the right to designate one director for election to the Board, subject to certain conditions. Additionally, pursuant to the certificate of designations governing the Series B Preferred Stock, the holders of a majority of the issued and outstanding shares of Series B Preferred Stock have the exclusive right, voting separately as a class, to elect or appoint one director to the Board, subject to certain conditions.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (EDGAR).

A copy of any public filing is also available, at no cost, by writing to Garrett Motion Inc., Z.A. La Pièce 16, 1180 Rolle, Switzerland, +41 21 695 30 00, Attention: Investor Relations.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple stockholders sharing an address unless the Corporation has received contrary instructions from one or more of the stockholders. This practice is known as “householding.” If a stockholder wishes to receive a separate Information Statement, we will promptly deliver a separate copy to such stockholder that contacts us by mail at Garrett Motion Inc., Z.A. La Pièce 16, 1180 Rolle, Switzerland, +41 21 695 30 00, Attention: Investor Relations. Stockholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of materials delivered to their address. In the event that a stockholder wishes to revoke a “householding” consent previously provided to a bank, broker or other nominee, the stockholder must contact the bank, broker or other nominee, as applicable, to revoke such consent. Any stockholders of record sharing an address who now receive multiple copies of our annual reports, proxy statements and information statements, and who wish to receive only one copy of these materials per household in the future should also contact Investor Relations by mail or telephone as instructed above. Any stockholders sharing an address whose shares of Series A Preferred Stock are held by a bank, broker or other nominee who now receive multiple copies of our annual reports, proxy statements and information statements, and who wish to receive only one copy of these materials per household, should contact the bank, broker or other nominee to request that only one set of these materials be delivered in the future.

Dated: February [ ], 2022
By Order of the Board of Directors: /s/ Daniel Ninivaggi
Daniel Ninivaggi Chairman of the Board

ANNEX A

AMENDED AND RESTATED

CERTIFICATE OF DESIGNATIONS

OF

SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK

OF

GARRETT MOTION INC.

GARRETT MOTION INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

The Board of Directors of the Corporation (including any committee thereof, the “Board of Directors”), by resolutions adopted on April 27, 2021 and July 19, 2021, and a Certificate of Designations filed with the Secretary of State of the State of Delaware on April 30, 2021, and a Certificate of Amendment thereto filed with the Secretary of State of the State of Delaware on July 21, 2021 (as so amended, the “Certificate of Designations”), previously established a series of Preferred Stock, par value $0.001 per share, of the Corporation and designated such series as the Corporation’s “Series A Cumulative Convertible Preferred Stock” (the “Series A Preferred Stock”).

The Board of Directors, by unanimous written consent dated January 25, 2022, determined that it was advisable and in the best interests of the Corporation and its stockholders to amend and restate the Certificate of Designations, subject to certain terms and conditions as set forth in this amended and restated Certificate of Designations.

The holders of a majority of the outstanding shares of Series A Preferred Stock representing the votes necessary to authorize such action and acting by written consent, approved the adoption of this amended and restated Certificate of Designations, as approved by the Board of Directors, pursuant to Sections 228 and 242 of the Delaware General Corporation Law.

Effective as of February [    ], 2022, the Certificate of Designations is amended and restated in its entirety to read as follows:

Section 1. Designation. The distinctive serial designation of such series is “Series A Cumulative Convertible Preferred Stock” (“Series A”). Each share of Series A shall be identical in all respects to every other share of Series A.

Section 2. Number of Designated Shares. The number of designated shares of Series A shall initially be 247,771,428. Such number may from time to time be decreased (but not below the number of shares of Series A then outstanding) by the Board of Directors. Shares of Series A that are redeemed, purchased or otherwise acquired by the Corporation shall be cancelled and shall revert to authorized but unissued shares of Preferred Stock undesignated as to series.

Section 3. Definitions. As used herein with respect to Series A:

(a) “Additional Payment Amount” has the meaning set forth in Section 7(n).

(b) “Additional Shares” has the meaning set forth in Section 7(n).

(c) “Additional Shares Fair Market Value” means, with respect to the shares of the Common Stock:

(1) if the shares are listed on a Principal Exchange on the day as of which Additional Shares Fair Market Value is being determined, the arithmetic average of the daily volume-weighted average price of such stock as reported in composite transactions for United States exchanges and quotation systems, for the thirty (30) consecutive Trading Day period ending on and including such day (or, if such day is not a Trading Day, the Trading Day immediately preceding such day); or

(2) if the shares are not listed on a Principal Exchange on the day as of which Additional Shares Fair Market Value is being determined, but are listed on any Fallback Exchange, the arithmetic average of the daily volume-weighted average price of such stock for the thirty (30) consecutive Trading Day period ending on and including such day (or, if such day is not a Trading Day, the Trading Day immediately preceding such day) as reported by such Fallback Exchange or, if not so reported, a service reporting such information as shall be selected by the Corporation; or

(3) if the shares are not traded on a Fallback Exchange on the day as of which Additional Shares Fair Market Value is being determined but are traded on an Over-the-Counter Market, the arithmetic average of the daily volume-weighted average of the high bid price and the low ask price for the shares for the thirty (30) consecutive Trading Day period ending on and including such day (or, if such day is not a Trading Day, the Trading Day immediately preceding such day) in such Over-the-Counter Market, as reported by such Over-the-Counter Market or, if not so reported, a service reporting such information as shall be selected by the Corporation; or

(4) in the case of securities not covered by clauses (1) through (3) above, the Additional Shares Fair Market Value of such securities shall be determined in good faith by the Board of Directors; provided that, with respect to any determination of Additional Shares Fair Market Value pursuant to clauses (1) through (3) above, the Corporation, in its good faith determination, shall make appropriate adjustments to the arithmetic average of the daily volume-weighted average price, or bid and ask stock price, to account for any stock split, reverse stock split, dividend, Distribution or other event requiring any adjustments to the Conversion Rate, so as to provide for a consistent determination of Additional Shares Fair Market Value over any period of Trading Days as may be specified in this Certificate of Designations.

(d) “Affiliate” means, with respect to any Person, any Person who, directly or indirectly, controls, is controlled by or is under common control with that Person, and the term “control” (including the terms “controlled,” “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract (including proxy) or otherwise.

(e) “Aggregate Liquidation Entitlement” means the aggregate amount of Liquidation Entitlements for all outstanding shares of Series A.

(f) “Associate” means, when used to indicate a relationship with any Person, (i) a corporation or organization (other than the Corporation or any of its Subsidiaries) of which such Person is an officer or director or is, directly or indirectly, the owner of ten percent (10%) or more of any class of voting or equity securities, (ii) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar capacity and (iii) any Family Member of such Person who lives in the same home as such Person.

(g) “Automatic Conversion Date” has the meaning set forth in Section 7(c).

(h) “Automatic Conversion Event” means (i) at any time the adoption of a resolution of a Majority In Interest to convert the outstanding shares of Series A into Common Stock pursuant to Section 7(c) or (ii) the occurrence of a Trading Day at any time on or after April 30, 2023, on which (A) the aggregate Stated Amount of all outstanding shares of Series B is an amount less than or equal to $125,000,000, (B) the Common Stock is traded on a

Principal Exchange, a Fallback Exchange or an Over-the-Counter Market and, in each case, the Automatic Conversion Fair Market Value of the Common Stock exceeds one hundred and fifty percent (150%) of the Conversion Price and (C) Consolidated EBITDA for the last twelve months ended as of the last day of each of the two most recent fiscal quarters is greater than or equal to $600,000,000.

(i) “Automatic Conversion Event Notice” has the meaning set forth in Section 7(d).

(j) “Automatic Conversion Fair Market Value” means, with respect to the shares of the Common Stock:

(1) if the shares are listed on a Principal Exchange on the day as of which Automatic Conversion Fair Market Value is being determined, the arithmetic average of the daily volume-weighted average price of such stock as reported in composite transactions for United States exchanges and quotation systems for the seventy-five (75) consecutive Trading Day period ending on and including such day (or, if such day is not a Trading Day, the Trading Day immediately preceding such day); or

(2) if the shares are not listed on a Principal Exchange on the day as of which Automatic Conversion Fair Market Value is being determined, but are listed on any Fallback Exchange, the arithmetic average of the daily volume-weighted average price of such stock for the seventy-five (75) consecutive Trading Day period ending on and including such day (or, if such day is not a Trading Day, the Trading Day immediately preceding such day) as reported by such Fallback Exchange or, if not so reported, a service reporting such information as shall be selected by the Corporation; or

(3) if the shares are not traded on a Fallback Exchange on the day as of which Automatic Conversion Fair Market Value is being determined but are traded on an Over-the-Counter Market, the arithmetic average of the daily volume-weighted average of the high bid price and the low ask price for the shares for the seventy-five (75) consecutive Trading Day period ending on and including such day (or, if such day is not a Trading Day, the Trading Day immediately preceding such day) in such Over-the-Counter Market, as reported by such Over-the-Counter Market or, if not so reported, a service reporting such information as shall be selected by the Corporation; provided that, with respect to any determination of Automatic Conversion Fair Market Value pursuant to clauses (1) through (3) above, the Corporation, in its good faith determination, shall make appropriate adjustments to the arithmetic average of the daily volume-weighted average price, or bid and ask stock price, to account for any stock split, reverse stock split, dividend, Distribution or other event requiring any adjustments to the Conversion Rate, so as to provide for a consistent determination of Automatic Conversion Fair Market Value over any period of Trading Days as may be specified in this Certificate of Designations.

(k) “Beneficial Owner” or “Beneficially Own” have the meanings assigned to such terms in Rule 13d-3 under the Exchange Act.

(l) “Board of Directors” has the meaning set forth in the Preamble.

(m) “Business Day” means each Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in The City of New York are not authorized or obligated by law, regulation or executive order to close.

(n) “Bylaws” means the Third Amended and Restated Bylaws of the Corporation, dated as of October 27, 2021, as amended, amended and restated or otherwise modified from time to time.

(o) “Certificate of Incorporation” means the Second Amended and Restated Certificate of Incorporation of the Corporation, dated as of April 30, 2021, as amended, amended and restated or otherwise modified from time to time.

(p) “Change of Control” means any of the following events (whether in a single transaction or series of related transactions):

(i) a “person” or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), other than the Corporation or its wholly owned subsidiaries, acquires, directly or indirectly, capital stock of the Corporation such that following such acquisition, such person or group becomes the direct or indirect Beneficial Owner of shares of the Corporation’s capital stock representing more than fifty percent (50%) of the combined voting power of all of the then outstanding shares of all classes and series of capital stock of the Corporation;

(ii) any transaction or series of related transactions in connection with which (whether by means of merger, consolidation, share exchange, combination, reclassification, recapitalization, acquisition or otherwise) a majority of the Corporation’s capital stock is exchanged for, converted into, acquired for, or constitutes solely the right to receive, other securities, cash or other property; provided, however, that any merger, consolidation, share exchange or combination of the Corporation pursuant to which the Person or Persons that directly or indirectly Beneficially Owned all classes and series of the Corporation’s capital stock immediately before such transaction directly or indirectly Beneficially Own, immediately after such transaction, more than fifty percent (50%) of all classes or series of capital stock of the surviving, continuing or acquiring company or other transferee, as applicable, or the parent thereof, in substantially the same proportions vis-à-vis each other as immediately before such transaction, will be deemed not to be a Change of Control pursuant to this clause (ii); or

(iii) the sale, exchange, lease, or transfer of all or substantially all of the Corporation’s assets, determined on a consolidated basis (other than a sale, exchange, lease, or transfer to one or more entities where the stockholders of the Corporation immediately before such sale, exchange or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the entities to which the assets were transferred, in substantially the same proportions vis-à-vis each other as immediately before such transaction).

(q) “Close of Business” means 5:00 p.m., New York City time.

(r) “Code” has the meaning set forth in Section 17.

(s) “Common Stock” means the common stock, $0.001 par value per share, of the Corporation.

(t) “Consolidated Debt” has the meaning given to such term or any analogous term in the Credit Agreement then in effect; provided, that if a Credit Agreement is no longer in effect, “Consolidated Debt” shall have the meaning set forth in the Credit Agreement as most recently in effect.

(u) “Consolidated EBITDA” has the meaning given to such term or any equivalent term in the Credit Agreement then in effect; provided, that if a Credit Agreement is no longer in effect, “Consolidated EBITDA” shall have the meaning set forth in the Credit Agreement as most recently in effect. Except as otherwise set forth herein, “Consolidated EBITDA” shall be measured over the 12-month period that includes the most recent four fiscal quarters for which financial statements of the Corporation are available.

(v) “Consolidated Leverage Ratio” means, as of any date, the ratio of (x) Consolidated Debt to (y) Consolidated EBITDA for the most recent four fiscal quarters for which financial statements of the Corporation are available.

(w) “Constituent Person” has the meaning set forth in Section 7(j)(iii).

(x) “Conversion Price” means five dollars and twenty-five cents ($5.25) per share of Common Stock, subject to adjustment as described in Section 7(g).

(y) “Conversion Rate” means the number of shares of Common Stock into which each share of Series A may be converted, equal to the Stated Amount of the shares of Series A being converted divided by the Conversion Price.

(z) “Corporation” has the meaning set forth in the Preamble.

(aa) “Credit Agreement” means that certain Credit Agreement, dated as of April 30, 2021, among the Corporation, Garrett LX I S.À R.L., Garrett Motion Holdings, Inc., Garrett Motion SÀRL, the lenders and issuing banks party thereto and JPMorgan Chase Bank, N.A., as amended, restated, amended and restated, modified or otherwise supplemented from time to time, or any replacement or successor thereto that is at the applicable time of determination the senior secured credit facility of the Corporation with the largest amount of undrawn commitments plus aggregate principal amount outstanding.

(bb) “Disinterested Directors” means all members of the Board of Directors other than any member of the Board of Directors who is, or is an employee, director, officer, partner, member or stockholder of, or is otherwise Affiliated or Associated with, any Person who Beneficially Owns shares of Series A with an aggregate Series A Fair Market Value greater than or equal to $50,000.

(cc) “Disinterested Directors’ Committee” shall mean a duly convened committee comprised solely of each of the Disinterested Directors.

(dd) “Distribution” shall mean the transfer of cash or other property (including capital stock of the Corporation or rights to acquire capital stock of the Corporation), whether by way of dividend, purchase of capital stock of the Corporation or otherwise.

(ee) “Dividend Junior Stock” has the meaning set forth in Section 4(c).

(ff) “Dividend Parity Stock” has the meaning set forth in Section 4(c).

(gg) “Dividend Senior Stock” means any future class of Preferred Stock established hereafter by the Board of Directors with the approval of a Majority In Interest in accordance with Section 8(c)(i), the terms of which expressly provide that such class ranks senior to the Series A as to the right to payment of dividends.

(hh) “DTC” means The Depository Trust Company.

(ii) “Effective Date” means April 30, 2021.

(jj) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(kk) “Exchange Property” has the meaning set forth in Section 7(j).

(ll) “Fallback Exchange” means the principal U.S. national or regional securities exchange other than a Principal Exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, the principal other market on which the Common Stock is then traded.

(mm) “Family Member” means with respect to an individual (i) such individual’s parent, grandparent, any present or former spouse, children and siblings, whether by blood, marriage or adoption, and any issue of the foregoing, (ii) the trustees of any trust now or hereafter in existence from which or as to which any individual or individuals described in clause (i) of this definition shall be entitled to receive all or part of the income or shall be a remainderman or remaindermen and (iii) in the event of such individual’s death, such individual’s heirs, executors, administrators, testamentary transferees, legatees and beneficiaries.

(nn) “Holder” shall mean the person or entity in which the Series A is registered on the books of the Corporation, which shall initially be the person or entity which such Series A is issued to, and shall thereafter be permitted and legal assigns which the Corporation is notified of by the Holder and which the Holder has provided a valid legal opinion in connection therewith to the Corporation and to whom such shares are legally transferred.

(oo) “Holder Conversion” has the meaning set forth in Section 7(a).

(pp) “Holder Conversion Date” has the meaning set forth in Section 7(a).

(qq) “Indebtedness” has the meaning given to such term or any analogous term in the Credit Agreement then in effect; provided, that if a Credit Agreement is no longer in effect, “Indebtedness” shall have the meaning set forth in the Credit Agreement as most recently in effect.

(rr) “Liquidation Entitlement” means, as of any date with respect to each share of Series A, the greater of (1) (a) the Stated Amount plus (b) the aggregate amount of cumulative unpaid Preference Dividends (whether or not authorized or declared) as of such date and (2) (a) the amount the Holders of Series A would receive if such shares were converted immediately prior to the Liquidation Event into Common Stock pursuant to Section 7(c) plus (b) the aggregate amount of cumulative unpaid Preference Dividends (whether or not authorized or declared) as of such date.

(ss) “Liquidation Event” means any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation.

(tt) “Liquidation Junior Stock” has the meaning set forth in Section 5.

(uu) “Liquidation Parity Stock” has the meaning set forth in Section 5.

(vv) “Liquidation Parity Stock Liquidation Preference” has the meaning set forth in Section 6(a).

(ww) “Liquidation Senior Stock” has the meaning set forth in Section 5.

(xx) “Majority In Interest” means Holders holding a majority of the then issued and outstanding shares of Series A.

(yy) “Market Disruption Event” means (i) a failure by the Principal Exchange or Fallback Exchange, as applicable, to open for trading during its regular trading session or (ii) the occurrence or existence prior to 1:00 p.m. New York City time on any day on which the Principal Exchange or Fallback Exchange, as applicable, is open for trading for more than one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the Principal Exchange or Fallback Exchange, as applicable, or otherwise) in the Common Stock or in any options contracts or futures contracts relating to the Common Stock.

(zz) “Notice of Holder Conversion” has the meaning set forth in Section 7(a).

(aaa) “Over-the-Counter Market” means OTCQX or OTCQB of OTC Markets and the Over-the-Counter Bulletin Board of Financial Industry Regulatory Authority (or any of their respective successors).

(bbb) “Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof. Any division or series of a limited liability company, limited partnership or trust will constitute a separate “Person” under this Certificate of Designations.

(ccc) “Preference Dividends” has the meaning set forth in Section 4(a).

(ddd) “Preference Dividend Payment Date” has the meaning set forth in Section 4(a).

(eee) “Preference Dividend Period” has the meaning set forth in Section 4(a).

(fff) “Preferred Stock” means the Series A, the Series B, and any future series of preferred stock of the Corporation authorized in accordance with the terms of this Certificate of Designations.

(ggg) “Principal Exchange” means the Nasdaq Global Select Market (or any of its successors).

(hhh) “Redemption” has the meaning set forth in Section 9(a).

(iii) “Redemption Date” has the meaning set forth in Section 9(c).

(jjj) “Redemption Notice” has the meaning set forth in Section 9(d).

(kkk) “Redemption Price” has the meaning set forth in Section 9(a).

(lll) “Reorganization Event” has the meaning set forth in Section 7(j).

(mmm) “Securities Act” means the U.S. Securities Act of 1933, as amended.

(nnn) “Series A” has the meaning set forth in Section 1.

(ooo) “Series A Fair Market Value” means, with respect to each share of Series A, the arithmetic average of the volume-weighted average prices for a share on the principal United States securities exchange or automated quotation system on which shares of Series A trade, as reported by Bloomberg (or, if Bloomberg ceases to publish such price, any successor service chosen by the Corporation) in respect of the ten (10) Trading Days preceding the date of determination or, if the Series A is not traded on any such exchange or automated quotation system, such value as is determined in good faith by the Board of Directors.

(ppp) “Series B” means the Series B Preferred Stock, $0.001 par value per share, of the Corporation.

(qqq) “Stated Amount” means, in respect of each share of Series A, five dollars and twenty-five cents ($5.25) per share, and, in respect of any other series of capital stock, the stated amount per share specified in the Certificate of Incorporation or applicable certificate of designations.

(rrr) “Subsidiary” means, with respect to any Person, any other Person of which a majority of the securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time Beneficially Owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such first Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Corporation.

(sss) “Trading Day” means a day on which (i) no Market Disruption Event occurs and (ii) trading in the Common Stock occurs on the Principal Exchange or, if the shares of Common Stock are not listed on a Principal Exchange, the Fallback Exchange; provided that if the Common Stock is not so listed or traded, then “Trading Day” means a Business Day.

Section 4. Dividends. The Series A shall not accrue any dividends except as provided in this Section 4.

(a) Preference Dividends. Holders of Series A shall be entitled to receive, when, as and if declared by the Disinterested Directors’ Committee out of funds legally available therefor, cumulative cash dividends at the annual rate of eleven percent (11%) of (x) the Stated Amount per share plus (y) the amount of any accrued and unpaid dividends on each such share as of the last Preference Dividend Payment Date (as defined below) (collectively, the “Preference Dividends”), accumulating on a daily basis and payable quarterly on January 1, April 1, July 1 and October 1, respectively, in each year (or, if any such date is not a Business Day, on the next succeeding Business Day, without any adjustment in the amount paid) (each, a “Preference Dividend Payment Date”) with respect to the period from and including the last Preference Dividend Payment Date (or the Effective Date, with respect to the first quarterly period) to and including the day preceding such respective dividend payment date (or portion thereof) (the “Preference Dividend Period”) to holders of record on the respective date, not more than sixty (60) nor less than ten (10) days preceding the Preference Dividend Payment Date, fixed for that purpose by the Disinterested Directors’ Committee in advance of payment of each particular Preference Dividend. The amount of the Preference Dividend for each Preference Dividend Period (or portion thereof) will be calculated on the basis of a 360-day year consisting of twelve 30-day months. The Corporation shall not pay any additional interest, fee, penalty or other amount in respect of any Preference Dividend that may be in arrears on the Series A. Notwithstanding the foregoing, the Disinterested Directors’ Committee shall not declare a Preference Dividend at any time when Consolidated EBITDA for the most recent four fiscal quarters for which financial statements of the Corporation are available is less than $425,000,000. Preference Dividends shall accumulate whether or not (i) the Corporation has earnings; (ii) there are funds legally available for the payment of those dividends; or (iii) those dividends are authorized or declared.

(b) Participating Dividends. In addition to any cash dividends which may be declared and paid to Holders pursuant to Section 4(a), and except as permitted by Section 4(c)(x)(1), the Holders shall, as Holders of Series A, be entitled to such dividends paid and other Distributions made to the holders of Common Stock to the same extent as if such Holders had converted the Series A into Common Stock (without regard to any limitations on conversion herein or elsewhere) and, if applicable, had held such shares of Common Stock on the record date for such dividends and Distributions. Payments under the preceding sentence shall be made prior to or concurrently with the dividend or Distribution to the holders of Common Stock.

(c) Priority of Dividends. So long as any share of Series A remains outstanding, no dividend whatsoever shall be paid or declared and no Distribution shall be made on any class of Common Stock or any future class of Preferred Stock established hereafter by the Board of Directors (other than Dividend Parity Stock or Dividend Senior Stock) (collectively, referred to as the “Dividend Junior Stock”), other than a dividend payable solely in Dividend Junior Stock, and no shares of Dividend Junior Stock shall be purchased, redeemed or otherwise acquired for consideration by the Corporation, directly or indirectly (other than as a result of a reclassification of junior stock for or into junior stock, or the exchange or conversion of one share of Dividend Junior Stock for or into another share of Dividend Junior Stock, and other than through the use of the proceeds of a substantially contemporaneous sale of other shares of Dividend Junior Stock), unless (i) all cumulative accrued and unpaid Preference Dividends on all outstanding shares of Series A have been paid in full and the full dividend thereon for the then current Preference Dividend Period has been paid or declared and set aside for payment and (ii) all prior redemption requirements with respect to Series A have been complied with; provided that the Disinterested Directors’ Committee may declare or approve, and the Corporation may pay or make, a dividend or Distribution on any Dividend Junior Stock even if there are cumulative accrued and unpaid Preference Dividends that have not been paid in full or the full dividend for the then current Preference Dividend Period has not been paid or declared and set aside for payment, but only if (x) (1) such Distribution consists of the purchase, redemption or other acquisition by the Corporation of shares of Dividend Junior Stock for cash, or (2) the Holders shall also participate in such dividend or Distribution pursuant to Section 4(b), and (y) the full Board of Directors has ratified (in the case of clause (1), by the affirmative vote of at least two-thirds of the Board of Directors then in office, and in the case of clause (2), by the affirmative vote of a majority of the Board of Directors then in office) the Disinterested Directors’ Committee’s declaration or approval of such dividend or Distribution under clauses (1) or (2) above. For the avoidance of doubt, the declaration and payment of a dividend or making of any Distribution on any Dividend Junior Stock in which Holders shall participate pursuant to Section 4(b) in accordance with the foregoing proviso shall not obligate the Corporation to pay any Preference Dividends pursuant to Section 4(a). When Preference Dividends are not paid in full upon the shares of Series A and any future class of Preferred Stock established hereafter by the Board of Directors with the vote or written consent of a Majority In Interest, the terms of which expressly provide that such class ranks pari passu with the Series A as to rights to payment of dividends (collectively, referred to as the “Dividend Parity Stock”), all Preference Dividends declared upon shares of Series A and all dividends declared upon Dividend Parity Stock shall be declared pro rata so that the respective amounts of such dividends shall bear the same ratio to each other as all accrued but unpaid Preference Dividends per share on the shares of Series A and all accrued but unpaid dividends per share on all such Dividend Parity Stock bear to each other. Subject to the foregoing and subject to Section 4(b), the Corporation may pay such dividends (payable in cash, stock or otherwise) as may be declared by the Board of Directors on any Dividend Junior Stock from time to time out of any funds legally available therefor.

Section 5. Ranking. The Series A shall, with respect to the right to be paid the Liquidation Entitlement upon the occurrence of a Liquidation Event (as provided in Section 6 below), rank (i) senior to (A) all classes of Common Stock, (B) the Series B, and (C) any future class of Preferred Stock established hereafter by the Board of Directors (other than Liquidation Parity Stock or Liquidation Senior Stock established in accordance with Section 8(c)(i) or Section 8(c)(ii)) (the classes referred to in the foregoing clauses (A) through (C), collectively, referred to as the “Liquidation Junior Stock”), (ii) pari passu with any future class of Preferred Stock established hereafter by the Board of Directors in accordance with Section 8(c)(ii), the terms of which expressly provide that such class ranks pari passu with the Series A as to rights on the occurrence of a Liquidation Event (collectively, referred to as the “Liquidation Parity Stock”) and (iii) junior to any future class of Preferred Stock established hereafter by the Board of Directors in accordance with Section 8(c)(i), the terms of which expressly provide that such class ranks senior to the Series A as to rights on the occurrence of a Liquidation Event (collectively, referred to as “Liquidation Senior Stock”). For the avoidance of doubt, this Section 5 shall not prohibit the Corporation from making any redemption payments on the Series B in accordance with the Series B Certificate of Designations.

Section 6. Liquidation Event Rights.

(a) Payment of Aggregate Liquidation Entitlement. In the event of the occurrence of any Liquidation Event, before any Distribution or payment out of the assets of the Corporation may be made to or set aside for the holders of any Liquidation Junior Stock, the Holders of Series A will be entitled to receive out of the assets of the Corporation legally available for distribution to its stockholders an amount equal to the Aggregate Liquidation Entitlement. If, after payment of any liquidation preferences otherwise payable to holders of any Liquidation Senior Stock in respect of any Distribution upon the occurrence of a Liquidation Event, and subject to applicable Law, the assets of the Corporation are not sufficient to pay all Holders of Series A the Aggregate Liquidation Entitlement in full and to pay all holders of any Liquidation Parity Stock the amounts otherwise payable to such holders in respect of any Distributions upon the occurrence of a Liquidation Event (a “Liquidation Parity Stock Liquidation Preference”), then the amounts paid to the Holders of Series A and to the holders of all Liquidation Parity Stock shall be pro rata in accordance with the respective Aggregate Liquidation Entitlement and the Liquidation Parity Stock Liquidation Preferences of such Liquidation Parity Stock.

(b) Residual Distributions. If the Liquidation Entitlement has been paid in full to all Holders of Series A, all Liquidation Parity Stock Liquidation Preferences, if any, have been paid in full to all holders of any Liquidation Parity Stock, and all other applicable liquidation preferences have been paid to holders of Liquidation Junior Stock which is senior to the Common Stock with respect to rights upon the occurrence of a Liquidation Event, then holders of Common Stock shall be entitled to receive any and all assets remaining legally available for distribution to the Corporation’s stockholders.

(c) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Certificate of Designations, the merger, consolidation or other business combination of the Corporation with or into any other corporation, including a transaction in which the Holders of Series A receive cash or property for their shares, or the sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the assets of the Corporation, shall not constitute a Liquidation Event.

Section 7. Conversion.

(a) Conversion at the Option of the Holders. Each share of Series A shall be convertible, at the option of the Holder thereof (a “Holder Conversion”), effective on January 1, April 1, July 1 and October 1 in each year (or, if any such date is not a Business Day, on the next succeeding Business Day, without any adjustment in the Additional Payment Amount), or on the third Business Day prior to a Redemption Date (provided, that the Corporation shall have received the Notice of Holder Conversion prior to the Close of Business on the Business

Day prior to such Redemption Date) (any such date, the “Holder Conversion Date”) into fully-paid, non-assessable shares of Common Stock at the Conversion Rate then in effect. In order to effectuate the Holder Conversion, the Holder must provide the Corporation a written notice of conversion in the form of Annex A hereto (the “Notice of Holder Conversion”). The Notice of Holder Conversion must be received by the Corporation (or, in the discretion of the Corporation, the transfer agent) no later than (A) with respect to any Holder Conversion Date scheduled to fall on January 1, April 1, July 1 or October 1 of any year, ten (10) Business Days prior to the applicable Holder Conversion Date or (B) with respect to any Holder Conversion Date falling on the third Business Day prior to a Redemption Date, prior to the Close of Business on the Business Day prior to such Redemption Date.

(b) Mechanics of Holder Conversion. A Holder of Series A that has validly effected a Notice of Holder Conversion shall be deemed to be the holder of record of the Common Stock issuable upon such conversion as of the applicable Holder Conversion Date, notwithstanding that certificates (if any) representing such shares of Series A shall not have been surrendered at the office of the Corporation, that notice from the Corporation shall not have been received by any Holder of record of shares of Series A, or that the certificates evidencing such shares of Common Stock shall not then be actually delivered to such Holder. In order to effect a Holder Conversion, a Holder shall deliver an original copy of the fully executed Notice of Holder Conversion to the transfer agent: Equiniti Trust Company, PO Box 64858 St Paul, MN 55164-0858, or such other address as the Corporation may specify for such purposes. Notwithstanding the foregoing, if beneficial interests in shares of Series A are held through DTC or any other similar facility, a copy of the Notice of Holder Conversion may be given by the applicable Holders of Series A at such time and in any manner permitted by such facility. Dividends payable on shares of Series A surrendered for conversion during the period from the Close of Business on any record date for the payment of a dividend on such shares to the opening of business on the date of payment of such dividend shall be payable to the holder of record of such shares as of such record date notwithstanding such conversion. Except as otherwise expressly set forth herein, no payment or adjustment shall be made upon any conversion of shares of Series A on account of any dividends accumulated on such shares or on account of any dividends accumulated on the shares of Common Stock issued upon such conversion.

(c) Automatic Conversion. Each share of Series A shall, on the third Trading Day following the date on which the Corporation delivers an Automatic Conversion Event Notice (the “Automatic Conversion Date”) automatically be converted into fully-paid, non-assessable shares of Common Stock at the Conversion Rate then in effect on the Automatic Conversion Date, without any further action by the Holders of such shares and whether or not certificates representing such shares are surrendered to the Corporation or its transfer agent.

(d) Mechanics of Automatic Conversion. Within ten (10) Business Days following the occurrence of an Automatic Conversion Event, the Corporation shall deliver a notice to the Holders of outstanding Series A stating that an Automatic Conversion Event has occurred and stating the Conversion Rate in effect as of the Automatic Conversion Date (the “Automatic Conversion Event Notice”). On the Automatic Conversion Date, each Holder of Series A shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, notwithstanding that the certificates (if any) representing such shares of Series A shall not have been surrendered at the office of the Corporation, that notice from the Corporation shall not have been received by any Holder of record of shares of Series A, or that the certificates evidencing such shares of Common Stock shall not then be actually delivered to such Holder. Dividends payable on shares of Series A surrendered for conversion during the period from the Close of Business on any record date for the payment of a dividend on such shares to the opening of business on the date of payment of such dividend shall be payable to the holder of record of such shares as of such record date notwithstanding such conversion. Except as otherwise expressly set forth herein, no payment or adjustment shall be made upon any conversion of shares of Series A on account of any dividends accrued on such shares or on account of any dividends accrued on the shares of Common Stock issued upon such conversion.

(e) Reservation of Shares, Etc. The Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of shares of Series A, the full number of shares of Common Stock that would then be deliverable upon the conversion of all shares of Series A then outstanding. If any shares of Common Stock required to be reserved for purposes of conversion of the Series A hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be issued or freely transferred upon conversion, the Corporation will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered or approved as the case may be. If the Common Stock is quoted on the Nasdaq Global Select Market, New York Stock Exchange, or any other U.S. national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of Common Stock issuable upon conversion of the Series A. Notwithstanding the foregoing, the reference to listing in the third sentence of this paragraph shall apply only when the Series A shall have become freely transferable under the federal securities laws.

(f) No Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Series A. If a number of shares of Series A (evidenced by one or more certificates) shall be surrendered for conversion at one time by the same holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A being converted at such time by such holder. Instead of any fractional share of Common Stock that would otherwise be issuable to a holder upon conversion of any shares of Series A, the Corporation shall pay a cash adjustment in respect of such fractional share of Common Stock assuming each share of Common Stock has a value equal to the Additional Shares Fair Market Value.

(g) Adjustment of Conversion Price. In the event that outstanding shares of Common Stock shall be subdivided or split into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective. Notwithstanding the foregoing, the Corporation shall not make any adjustment to the Conversion Price if Holders of the Series A have the opportunity to participate, at the same time and upon the same terms as holders of Common Stock and solely as a result of holding Series A, in any transaction described in this Section 7(g), without having to convert their shares of Series A, as if they held a number of shares of Common Stock issuable to such Holder at the Conversion Price.

(h) Calculation of Adjustments. All adjustments to the Conversion Price shall be calculated by the Corporation to the nearest 1/100th of a cent and all conversions based thereon shall be calculated by the Corporation to the nearest 1/10,000th of one share of Common Stock (or if there is not a nearest 1/10,000th of a share, to the next lower 1/10,000th of a share). No adjustment to the Conversion Price will be required unless such adjustment would require an increase or decrease to the Conversion Price of at least $0.0100; provided, however, that any such adjustment that is not required to be made will be carried forward and taken into account in any subsequent adjustment; provided, further that any such adjustment of less than $0.0100 that has not been made will be made upon any Holder Conversion Date or Automatic Conversion Date or redemption or repurchase date.

(i) Successive Adjustments. After an adjustment to the Conversion Price under this Section 7, any subsequent event requiring an adjustment under this Section 7 shall cause an adjustment to each such Conversion Price as so adjusted.

(j) Reorganization Events. In the event of:

(i) any reclassification, statutory exchange, merger, consolidation or other similar business combination of the Corporation with or into another Person, in each case, pursuant to which at least a majority of the Common Stock is changed or converted into, or exchanged for, cash, securities or other property of the Corporation or another Person;

(ii) any sale, transfer, lease or conveyance to another Person of all or a majority of the property and assets of the Corporation, in each case pursuant to which the Common Stock is converted into cash, securities or other property; or

(iii) any statutory exchange of securities of the Corporation with another Person (other than in connection with a merger or acquisition) or reclassification, recapitalization or reorganization of the Common Stock into other securities;

other than, in each case, any such transaction that constitutes a Change of Control, with respect to which, for the avoidance of doubt, the provisions of Section 9 shall apply (each of which is referred to as a “Reorganization Event”), each share of Series A outstanding immediately prior to such Reorganization Event will, without the consent of the Holders and subject to Section 7(l) and Section 8(c), remain outstanding but shall become convertible into, out of funds legally available therefor, the number, kind and amount of securities, cash and other property (the “Exchange Property”) (without any interest on such Exchange Property and without any right to dividends or distributions on such Exchange Property which have a record date that is prior to the applicable Holder Conversion Date or Automatic Conversion Date) that the Holder of such share of Series A would have received in such Reorganization Event had such Holder converted its shares of Series A into the applicable number of shares of Common Stock immediately prior to the effective date of the Reorganization Event using the Conversion Price applicable immediately prior to the effective date of the Reorganization Event, assuming that the Corporation elected to issue Additional Shares in connection with such conversion and including such shares for the foregoing purposes; provided that the foregoing shall not apply if such Holder is a Person with which the Corporation consolidated or into which the Corporation merged or which merged into the Corporation or to which such sale or transfer was made, as the case may be (any such Person, a “Constituent Person”), to the extent such Reorganization Event provides for different treatment of Common Stock held by such Constituent Persons. If the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by a Person (other than a Constituent Person), then for the purpose of this Section 7(j), the kind and amount of securities, cash and other property receivable upon conversion following such Reorganization Event will be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Stock.

(k) Successive Reorganization Events. The above provisions of Section 7(j) shall similarly apply to successive Reorganization Events and the provisions of Section 7(g) shall apply to any shares of capital stock of the Corporation received by the holders of the Common Stock in any such Reorganization Event.

(l) Reorganization Event Agreements. The Corporation shall not enter into any agreement for a transaction constituting a Reorganization Event unless (i) such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Series A into the Exchange Property in a manner that is consistent with and gives effect to Section 7(j), and (ii) to the extent that the Corporation is not the surviving corporation in such Reorganization Event or will be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Series A into stock of the Person surviving such Reorganization Event or such other continuing entity in such Reorganization Event.

(m) Notice of Adjustments. Whenever the Conversion Price is adjusted as herein provided, the Corporation shall prepare, and shall keep at the Corporation’s principal offices, and shall make available to any Holder upon request, a statement showing in reasonable detail the facts requiring such adjustment and the Conversion Rate that shall be in effect after such adjustment, and the Corporation shall also cause a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be required, and as soon as practicable after it is required such notice shall be mailed by the Corporation to all Holders of Series A, at their last addresses as they shall appear upon the stock transfer books of the Corporation.

(n) Additional Payment Amount; Additional Conversion Shares. Upon conversion of any share of Series A, the Holder thereof shall receive a payment in cash in an amount equal to the amount of cumulative unpaid Preference

Dividends (whether or not authorized or declared) as of the Holder Conversion Date or Automatic Conversion Date, as applicable (the “Additional Payment Amount”); provided, that the Corporation may elect, in its sole discretion, in lieu of the payment of the Additional Payment Amount, to issue to such Holder an additional number of fully-paid, non-assessable shares of Common Stock equal to the Additional Payment Amount divided by the lesser of (i) the Additional Shares Fair Market Value and (ii) the fair market value of the Common Stock at the time of such conversion as determined in good faith by the Board of Directors (the “Additional Shares”). The payment of the Additional Payment Amount, or the issuance of the Additional Shares, as applicable, shall be made on or before the tenth (10th) Business Day following the Automatic Conversion Date or the date on which the Notice of Holder Conversion is actually received by the Corporation, as applicable.

Section 8. Voting Rights.

(a) General. The Holders of Series A will have no voting rights except as set forth below or in the Certificate of Incorporation or as otherwise required by law.

(b) Right to Vote with Holders of Common Stock. Subject to the other provisions of, and without limiting the other voting rights provided in, this Section 8, and except as provided in the Certificate of Incorporation or required by the Delaware General Corporation Law, the Holders will have the right to vote together as a single class with the holders of the Common Stock on each matter submitted for a vote or consent by the holders of the Common Stock, and, solely for these purposes, (i) the Series A of each Holder will entitle such Holder to cast a number of votes on such matter equal to the number of votes such Holder would have been entitled to cast if such Holder were the holder of record, as of the record date or, if there is no record date, other relevant date for such matter, of a number of shares of Common Stock equal to the whole number of shares of Common Stock that would be issuable upon conversion of such Series A assuming such Series A were converted in connection with an Automatic Conversion Event occurring on such record date or, if there is no record date, other relevant date; in each case assuming that the Corporation elected to issue Additional Shares in connection with such conversion and including such shares for the foregoing purposes (provided, that for the purposes of this Section 8(b), the number of Additional Shares shall not be greater than an amount equal to the Additional Payment Amount divided by $1.00) and (ii) the Holders will be entitled to notice of all stockholder meetings or proposed actions by written consent in accordance with the Certificate of Incorporation, the Bylaws, and the Delaware General Corporation Law as if the Holders were holders of Common Stock. For the avoidance of doubt, no Holder of Series A will be treated as the holder of the shares of Common Stock issuable upon conversion of such Series A except as set out in Section 7.

(c) Other Voting Rights. So long as any shares of Series A are outstanding, in addition to any other vote or consent of stockholders required by law or by the Certificate of Incorporation, the approval of a Majority In Interest, voting as a class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for:

(i) effecting or validating any amendment, modification or alteration of the Certificate of Incorporation (whether by merger, consolidation or otherwise) to authorize or create, or increase the authorized amount of, any shares of any class or series or any securities convertible into shares of any class or series of capital stock of the Corporation ranking senior to or pari passu with Series A with respect to the payment of the Preference Dividend or payment of the Liquidation Entitlement upon the occurrence of a Liquidation Event;

(ii) any increase in the authorized number of shares of Series A, Dividend Parity Stock or Liquidation Parity Stock or issuance of shares of Series A, Dividend Parity Stock or Liquidating Parity Stock after the date hereof;

(iii) effecting or validating any amendment, alteration or repeal (whether by merger, consolidation or otherwise) of any provision of the Certificate of Incorporation (including this Certificate of Designations and any other certificate of designations of the Corporation) or Bylaws that would have an adverse effect on the rights, preferences, privileges or voting power of the Series A or the Holders thereof in any material respect; provided, that for the avoidance of doubt, any merger, consolidation, or similar transaction shall not be deemed to have such an adverse effect so long as (A) the Series A remains outstanding with the terms thereof materially unchanged or the holders of the Series A receive equity securities with rights, preferences, privileges and voting power substantially the same as those of the Series A, and (B) the provisions of the certificate of incorporation or bylaws (or equivalent governing documents) of the surviving entity or successor entity in such transaction do not differ from the Certificate of Incorporation or Bylaws in any manner that would have an adverse effect on the rights, preferences, privileges or voting power of the Series A or such replacement equity securities or the Holders thereof in any material respect; provided, further, to the extent that the Corporation duly consummated its Redemption rights in connection with a Change of Control pursuant to Section 9 prior to the occurrence of such Change of Control, the Holders shall not have voting rights hereunder in respect of any amendment, alteration or repeal relating to such transaction; or

(iv) any action or inaction that would reduce the Stated Amount of any share of Series A (including, but not limited to, any reverse stock split, combination, or other adjustment).

Section 9. Redemption at the Option of the Corporation.

(a) Generally. The Series A will not be redeemable by the Corporation except that, subject to the other terms of this Section 9, the Corporation may, at its election, redeem all but not less than all of the outstanding shares of Series A (i) at any time following April 30, 2027 or (ii) in connection with the consummation of a Change of Control, in either case on the applicable Redemption Date (the “Redemption”) for a cash purchase price equal to the Stated Amount plus cumulative unpaid Preference Dividends (whether or not authorized or declared) as of the Redemption Date (the “Redemption Price”).

(b) Redemption Prohibited in Certain Circumstances. The Corporation will not call for Redemption, or otherwise send a Redemption Notice in respect of the Redemption of, any Series A pursuant to this Section 9 unless the Corporation has sufficient funds legally available to fully pay the Redemption Price in respect of all shares of Series A called for Redemption.

(c) Redemption Date. The “Redemption Date” for any Change of Control will be a Business Day of the Corporation’s choosing on or after the date that such Change of Control is consummated that is no more than sixty (60), nor less than ten (10), calendar days after the date the Corporation sends the related Redemption Notice pursuant to Section 9(d).

(d) Redemption Notice. Upon the election by the Corporation to call the Series A for Redemption pursuant to Section 9(a), the Corporation will send to each Holder a notice of such Redemption (a “Redemption Notice”). Such Redemption Notice must state:

(i) that the Series A has been called for Redemption;

(ii) briefly, if applicable, the events causing the Change of Control giving rise to the Corporation’s right to elect to redeem and the expected consummation date for the Change of Control;

(iii) the Redemption Price per share of Series A;

(iv) that any Series A called for Redemption may be converted pursuant to Section 7 on or before the third Business Day prior to the Redemption Date (provided, that the Corporation shall have received the Notice of Holder Conversion prior to the Close of Business on the Business Day prior to the Redemption Date); and

(v) the Conversion Rate in effect on the date such Redemption Notice was sent.

(e) Payment of the Redemption Price. The Corporation will cause the Redemption Price for each share of Series A called for Redemption to be paid to the Holder thereof on the applicable Redemption Date.

Section 10. Incurrence of Certain Indebtedness. The Corporation shall not, and shall cause its Subsidiaries that are “restricted subsidiaries” (or such similarly classified Subsidiaries under the Credit Agreement) not to, create, incur, assume or permit to exist any Indebtedness except:

(i) for Indebtedness that is not prohibited from being created, incurred, assumed or permitted to exist pursuant to the terms of the Credit Agreement;

(ii) for Indebtedness created, incurred, assumed or permitted to exist with the approval of a Majority In Interest; or

(iii) to the extent that the Consolidated Leverage Ratio, calculated on a pro forma basis in accordance with the terms of the Credit Agreement, would not exceed 3.00:1.00.

Section 11. Expenses. In any action at law or suit in equity to enforce this Certificate of Designations or the rights of any Holder hereunder, the prevailing party in such action or suit (as determined by a court of competent jurisdiction) shall be entitled to recover its reasonable out-of- pocket attorneys’ fees and all other reasonable and documented out-of-pocket costs and expenses incurred in such action or suit.

Section 12. Record Holders. To the fullest extent permitted by applicable law, the Corporation and the transfer agent for the Series A may deem and treat the record holder of any share of Series A as the true and lawful owner thereof for all purposes, and neither the Corporation nor such transfer agent shall be affected by any notice to the contrary.

Section 13. Notices. All notices or communications in respect of the Series A will be sufficiently given if given in writing and delivered in person or by first-class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, in the Certificate of Incorporation or Bylaws or by applicable law.

Section 14. No Other Rights or Privileges. The shares of Series A will not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Certificate of Incorporation.

Section 15. Certificates. The Corporation may at its option issue shares of Series A without certificates.

Section 16. Technical, Corrective, Administrative or Similar Changes. The Corporation may, by any means authorized by law and without any vote of the Holders of shares of Series A, make technical, corrective, administrative or similar changes in this Certificate of Designations that do not, individually or in the aggregate, adversely affect the rights or preferences of the Holders of shares of Series A in any way.

Section 17. Tax Matters. The Corporation intends that the Series A not be treated as either (i) “preferred stock” for purposes of Section 305 of the Internal Revenue Code of 1986, as amended (the “Code”) or (ii) receiving any constructive or deemed distribution pursuant to Section 305(c) of the Code.

Section 18. Interpretation. Whenever possible, each provision of this Certificate of Designations shall be interpreted in a manner as to be effective and valid under applicable law and public policy. If any provision set forth herein is held to be invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions of this Certificate of Designations, and a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision. No provision herein set forth shall be deemed dependent upon any other provision unless so expressed herein. If a court of competent jurisdiction should determine that a provision of this Certificate of Designations would be valid or enforceable if a period of time were extended or shortened, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law. References herein to any payment shall mean a payment in cash in United States Dollars by wire transfer of immediately available funds to an account designated by the applicable payee.

Section 19. Enforcement. To the fullest extent permitted by law, the provisions of this Certificate of Designations shall remain in full force and effect irrespective of (i) the failure of any Person to assert any claim or demand or to enforce any right or remedy under this Certificate of Designations or otherwise or (ii) any change in the corporate existence, structure or ownership of the Corporation or any of its Affiliates, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Corporation or any of its Affiliates.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate to be signed by Jérôme Maironi, its Senior Vice President, General Counsel and Corporate Secretary, this [    ] day of February, 2022.

GARRETT MOTION INC.

By:
	Name:	Jérôme Maironi
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Annex A

Form of Notice of Holder Conversion

This Notice of Conversion is executed by the undersigned holder (the “Holder”) in connection with the conversion of shares of the Series A Cumulative Convertible Preferred Stock of Garrett Motion Inc., a Delaware corporation (the “Corporation”), pursuant to the terms and conditions of that certain Amended and Restated Certificate of Designations of Series A Cumulative Convertible Preferred Stock of Garrett Motion Inc. (the “Certificate of Designations”), approved by the Board of Directors of the Corporation on January 25, 2022. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Certificate of Designations.

Conversion: In accordance with and pursuant to such Certificate of Designations, the Holder hereby elects to convert the number of shares of the Corporation’s Series A Cumulative Convertible Preferred Stock (the “Series A”) indicated below into shares of Common Stock of the Corporation (the “Common Shares”) as of the date specified below.

Name of Holder:

Holder Conversion Date:

Number of Shares of Series A Held by Holder:

Amount Being Converted Hereby:

Series A Held After Conversion:

If the shares of Series A to be converted are held through a nominee, please provide details of the brokerage account:

Broker:

DTC No.:

Acct. Name:

For Further Credit (if applicable):

Delivery of Shares: Pursuant to this Notice of Conversion, the Corporation shall deliver the applicable number of Common Shares issuable in accordance with the terms of the Certificate of Designations as set forth below. If Common Shares are to be issued in the name of a person other than the Holder, the Holder will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Corporation in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any. The Holder acknowledges and confirms that the Common Shares issued pursuant to this Notice of Conversion will, to the extent not previously registered by the Corporation under the U.S. Securities Act of 1933, as amended (the “Securities Act”) be “restricted securities” within the meaning of Rule 144 under the Securities Act, unless the Common Shares are covered by a valid and effective registration statement under the Securities Act or this Notice of Conversion includes a valid opinion from an attorney stating that such Common Shares can be issued free of restrictive legend, which shall be determined by the Corporation in its sole discretion.

If the Common Shares are to be delivered through DWAC, please provide details of the brokerage account for delivery (Note: Common Shares that will be issued as “restricted securities” are not eligible for settlement through DWAC):

Broker:

DTC No.:

Acct. Name:

For Further Credit (if applicable):

ANNEX B

AMENDED AND RESTATED

CERTIFICATE OF DESIGNATIONS

OF

SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK

OF

GARRETT MOTION INC.

GARRETT MOTION INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

The Board of Directors of the Corporation (including any committee thereof, the “Board of Directors”), ~~adopted the following resolution creating~~by resolutions adopted on April 27, 2021 and July 19, 2021, and a Certificate of Designations filed with the Secretary of State of the State of Delaware on April 30, 2021, and a Certificate of Amendment thereto filed with the Secretary of State of the State of Delaware on July 21, 2021 (as so amended, the “Certificate of Designations”), previously established a series of Preferred Stock, par value $0.001 per share, of the Corporation and designated such series as the Corporation’s “Series A Cumulative Convertible Preferred Stock”~~:~~ (the “Series A Preferred Stock”).

The Board of Directors, by unanimous written consent dated January 25, 2022, determined that it was advisable and in the best interests of the Corporation and its stockholders to amend and restate the Certificate of Designations, subject to certain terms and conditions as set forth in this amended and restated Certificate of Designations.

The holders of a majority of the outstanding shares of Series A Preferred Stock representing the votes necessary to authorize such action and acting by written consent, approved the adoption of this amended and restated Certificate of Designations, as approved by the Board of Directors, pursuant to Sections 228 and 242 of the Delaware General Corporation Law.

Effective as of February [     ], 2022, the Certificate of Designations is amended and restated in its entirety to read as follows:

~~RESOLVED, that pursuant to Section 151 of the Delaware General Corporation Law and the Certificate of Incorporation and the Bylaws, the Board of Directors hereby establishes a series of Preferred Stock, par value $0.001 per share, of the Corporation and fixes and determines the voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof as follows:~~

Section 1. Designation. The distinctive serial designation of such series is “Series A Cumulative Convertible Preferred Stock” (“Series A”). Each share of Series A shall be identical in all respects to every other share of Series A.

Section 2. Number of Designated Shares. The number of designated shares of Series A shall initially be 247,771,428. Such number may from time to time be decreased (but not below the number of shares of Series A then outstanding) by the Board of Directors. Shares of Series A that are redeemed, purchased or otherwise acquired by the Corporation shall be cancelled and shall revert to authorized but unissued shares of Preferred Stock undesignated as to series.

Section 3. Definitions. As used herein with respect to Series A:

(a) “Additional Payment Amount” has the meaning set forth in Section 7(n).

(b) “Additional Shares” has the meaning set forth in Section 7(n).

(c) “Additional Shares Fair Market Value” means, with respect to the shares of the Common Stock:

(1) if the shares are listed on a Principal Exchange on the day as of which Additional Shares Fair Market Value is being determined, the arithmetic average of the daily volume-weighted average price of such stock as reported in composite transactions for United States exchanges and quotation systems, for the thirty (30) consecutive Trading Day period ending on and including such day (or, if such day is not a Trading Day, the Trading Day immediately preceding such day); or

(2) if the shares are not listed on a Principal Exchange on the day as of which Additional Shares Fair Market Value is being determined, but are listed on any Fallback Exchange, the arithmetic average of the daily volume-weighted average price of such stock for the thirty (30) consecutive Trading Day period ending on and including such day (or, if such day is not a Trading Day, the Trading Day immediately preceding such day) as reported by such Fallback Exchange or, if not so reported, a service reporting such information as shall be selected by the Corporation; or

(3) if the shares are not traded on a Fallback Exchange on the day as of which Additional Shares Fair Market Value is being determined but are traded on an Over-the-Counter Market, the arithmetic average of the daily volume-weighted average of the high bid price and the low ask price for the shares for the thirty (30) consecutive Trading Day period ending on and including such day (or, if such day is not a Trading Day, the Trading Day immediately preceding such day) in such Over-the-Counter Market, as reported by such Over-the-Counter Market or, if not so reported, a service reporting such information as shall be selected by the Corporation; or

(4) in the case of securities not covered by clauses (1) through (3) above, the Additional Shares Fair Market Value of such securities shall be determined in good faith by the Board of Directors; provided that, with respect to any determination of Additional Shares Fair Market Value pursuant to clauses (1) through (3) above, the Corporation, in its good faith determination, shall make appropriate adjustments to the arithmetic average of the daily volume-weighted average price, or bid and ask stock price, to account for any stock split, reverse stock split, dividend, Distribution or other event requiring any adjustments to the Conversion Rate, so as to provide for a consistent determination of Additional Shares Fair Market Value over any period of Trading Days as may be specified in this Certificate of Designations.

(d) “Affiliate” means, with respect to any Person, any Person who, directly or indirectly, controls, is controlled by or is under common control with that Person, and the term “control” (including the terms “controlled~~”~~,” “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract (including proxy) or otherwise.

(e) “Aggregate Liquidation Entitlement” means the aggregate amount of Liquidation Entitlements for all outstanding shares of Series A.

(f) “Associate” means, when used to indicate a relationship with any Person, (i) a corporation or organization (other than the Corporation or any of its Subsidiaries) of which such Person is an officer or director or is, directly or indirectly, the owner of ten percent (10%) or more of any class of voting or equity securities, (ii) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar capacity and (iii) any Family Member of such Person who lives in the same home as such Person.

(g) “Automatic Conversion Date” has the meaning set forth in Section 7(c).

(h) “Automatic Conversion Event” means (i) at any time the adoption of a resolution of a Majority In Interest to convert the outstanding shares of Series A into Common Stock pursuant to Section 7(c) or (ii) the occurrence of a Trading Day at any time on or after April 30, 2023, on which (A) the aggregate Stated Amount of all outstanding shares of Series B is an amount less than or equal to $125,000,000, (B) the Common Stock is traded on a Principal Exchange, a Fallback Exchange or an Over-the-Counter Market and, in each case, the Automatic Conversion Fair Market Value of the Common Stock exceeds one hundred and fifty percent (150%) of the Conversion Price and (C) Consolidated EBITDA for the last twelve months ended as of the last day of each of the two most recent fiscal quarters is greater than or equal to $600,000,000.

(i) “Automatic Conversion Event Notice” has the meaning set forth in Section 7(d).

(j) “Automatic Conversion Fair Market Value” means, with respect to the shares of the Common Stock:

(1) if the shares are listed on a Principal Exchange on the day as of which Automatic Conversion Fair Market Value is being determined, the arithmetic average of the daily volume-weighted average price of such stock as reported in composite transactions for United States exchanges and quotation systems for the seventy-five (75) consecutive Trading Day period ending on and including such day (or, if such day is not a Trading Day, the Trading Day immediately preceding such day); or

(2) if the shares are not listed on a Principal Exchange on the day as of which Automatic Conversion Fair Market Value is being determined, but are listed on any Fallback Exchange, the arithmetic average of the daily volume-weighted average price of such stock for the seventy-five (75) consecutive Trading Day period ending on and including such day (or, if such day is not a Trading Day, the Trading Day immediately preceding such day) as reported by such Fallback Exchange or, if not so reported, a service reporting such information as shall be selected by the Corporation; or

(3) if the shares are not traded on a Fallback Exchange on the day as of which Automatic Conversion Fair Market Value is being determined but are traded on an Over-the-Counter Market, the arithmetic average of the daily volume-weighted average of the high bid price and the low ask price for the shares for the seventy-five (75) consecutive Trading Day period ending on and including such day (or, if such day is not a Trading Day, the Trading Day immediately preceding such day) in such Over-the-Counter Market, as reported by such Over-the-Counter Market or, if not so reported, a service reporting such information as shall be selected by the Corporation; provided that, with respect to any determination of Automatic Conversion Fair Market Value pursuant to clauses (1) through (3) above, the Corporation, in its good faith determination, shall make appropriate adjustments to the arithmetic average of the daily volume-weighted average price, or bid and ask stock price, to account for any stock split, reverse stock split, dividend, Distribution or other event requiring any adjustments to the Conversion Rate, so as to provide for a consistent determination of Automatic Conversion Fair Market Value over any period of Trading Days as may be specified in this Certificate of Designations.

(k) “Beneficial Owner” or “Beneficially Own” have the meanings assigned to such terms in Rule 13d-3 under the Exchange Act.

(l) “Board of Directors” has the meaning set forth in the Preamble.

(m) “Business Day” means each Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in The City of New York are not authorized or obligated by law, regulation or executive order to close.

(n) “Bylaws” means the ~~Second~~Third Amended and Restated Bylaws of the Corporation, dated as of ~~April 30~~October 27, 2021, as amended, amended and restated or otherwise modified from time to time.

(o) “Certificate of Incorporation” means the Second Amended and Restated Certificate of Incorporation of the Corporation, dated as of April 30, 2021, as amended, amended and restated or otherwise modified from time to time.

(p) “Change of Control” means any of the following events (whether in a single transaction or series of related transactions):

(i) a “person” or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), other than the Corporation or its wholly owned subsidiaries, acquires, directly or indirectly, capital stock of the Corporation such that following such acquisition, such person or group becomes the direct or indirect Beneficial Owner of shares of the Corporation’s capital stock representing more than fifty percent (50%) of the combined voting power of all of the then outstanding shares of all classes and series of capital stock of the Corporation;

(ii) any transaction or series of related transactions in connection with which (whether by means of merger, consolidation, share exchange, combination, reclassification, recapitalization, acquisition or otherwise) a majority of the Corporation’s capital stock is exchanged for, converted into, acquired for, or constitutes solely the right to receive, other securities, cash or other property; provided, however, that any merger, consolidation, share exchange or combination of the Corporation pursuant to which the Person or Persons that directly or indirectly Beneficially Owned all classes and series of the Corporation’s capital stock immediately before such transaction directly or indirectly Beneficially Own, immediately after such transaction, more than fifty percent (50%) of all classes or series of capital stock of the surviving, continuing or acquiring company or other transferee, as applicable, or the parent thereof, in substantially the same proportions vis-à-vis each other as immediately before such transaction, will be deemed not to be a Change of Control pursuant to this clause (ii); or

(iii) the sale, exchange, lease, or transfer of all or substantially all of the Corporation’s assets, determined on a consolidated basis (other than a sale, exchange, lease, or transfer to one or more entities where the stockholders of the Corporation immediately before such sale, exchange or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the entities to which the assets were transferred, in substantially the same proportions vis-à-vis each other as immediately before such transaction).

(q) “Close of Business” means 5:00 p.m., New York City time.

(r) “Code” has the meaning set forth in Section 17.

(s) “Common Stock” means the common stock, $0.001 par value per share, of the Corporation.

(t) “Consolidated Debt” has the meaning given to such term or any analogous term in the Credit Agreement then in effect; provided, that if a Credit Agreement is no longer in effect, “Consolidated Debt” shall have the meaning set forth in the Credit Agreement as most recently in effect.

(u) “Consolidated EBITDA” has the meaning given to such term or any equivalent term in the Credit Agreement then in effect; provided, that if a Credit Agreement is no longer in effect, “Consolidated EBITDA” shall have the meaning set forth in the Credit Agreement as most recently in effect. Except as otherwise set forth herein, “Consolidated EBITDA” shall be measured over the 12-month period that includes the most recent four fiscal quarters for which financial statements of the Corporation are available.

(v) “Consolidated Leverage Ratio” means, as of any date, the ratio of (x) Consolidated Debt to (y) Consolidated EBITDA for the most recent four fiscal quarters for which financial statements of the Corporation are available.

(w) “Constituent Person” has the meaning set forth in Section 7(j)(iii).

(x) “Conversion Price” means five dollars and twenty-five cents ($5.25) per share of Common Stock, subject to adjustment as described in Section 7(g).

(y) “Conversion Rate” means the number of shares of Common Stock into which each share of Series A may be converted, equal to the Stated Amount of the shares of Series A being converted divided by the Conversion Price.

(z) “Corporation” has the meaning set forth in the Preamble.

(aa) “Credit Agreement” means that certain Credit Agreement, dated as of April 30, 2021, among the Corporation, Garrett LX I S.À R.L., Garrett Motion Holdings, Inc., Garrett Motion SÀRL, the lenders and issuing banks party thereto and JPMorgan Chase Bank, N.A., as amended, restated, amended and restated, modified or otherwise supplemented from time to time, or any replacement or successor thereto that is at the applicable time of determination the senior secured credit facility of the Corporation with the largest amount of undrawn commitments plus aggregate principal amount outstanding.

(bb) “Disinterested Directors” means all members of the Board of Directors other than any member of the Board of Directors who is, or is an employee, director, officer, partner, member or stockholder of, or is otherwise Affiliated or Associated with, any Person who Beneficially Owns shares of Series A with an aggregate Series A Fair Market Value greater than or equal to $50,000.

(cc) “Disinterested Directors’ Committee” shall mean a duly convened committee comprised solely of each of the Disinterested Directors.

(dd) “Distribution” shall mean the transfer of cash or other property (including capital stock of the Corporation or rights to acquire capital stock of the Corporation) ~~without consideration~~, whether by way of dividend ~~or otherwise, other than: (i) repurchases of Common Stock (or securities convertible into Common Stock) in individually negotiated transactions or (ii) any other repurchases or redemptions~~, purchase of capital stock of the Corporation ~~approved by (A) the holders of a majority of the outstanding shares of capital stock of the Corporation entitled to vote on matters on which holders of Common Stock are entitled to vote and (B) a Majority In Interest~~or otherwise.

(ee) “Dividend Junior Stock” has the meaning set forth in Section 4(c).

(ff) “Dividend Parity Stock” has the meaning set forth in Section 4(c).

(gg) “Dividend Senior Stock” means any future class of Preferred Stock established hereafter by the Board of Directors with the approval of a Majority In Interest in accordance with Section 8(c)(i), the terms of which expressly provide that such class ranks senior to the Series A as to the right to payment of dividends.

(hh) “DTC” means The Depository Trust Company.

(ii) “Effective Date” means April 30, 2021.

(jj) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(kk) “Exchange Property” has the meaning set forth in Section 7(j)~~(iii)~~.

(ll) “Fallback Exchange” means the principal U.S. national or regional securities exchange other than a Principal Exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, the principal other market on which the Common Stock is then traded.

(mm) “Family Member” means with respect to an individual (i) such individual’s parent, grandparent, any present or former spouse, children and siblings, whether by blood, marriage or adoption, and any issue of the foregoing, (ii) the trustees of any trust now or hereafter in existence from which or as to which any individual or individuals described in clause (i) of this definition shall be entitled to receive all or part of the income or shall be a remainderman or remaindermen and (iii) in the event of such individual’s death, such individual’s heirs, executors, administrators, testamentary transferees, legatees and beneficiaries.

(nn) “Holder” shall mean the person or entity in which the Series A is registered on the books of the Corporation, which shall initially be the person or entity which such Series A is issued to, and shall thereafter be permitted and legal assigns which the Corporation is notified of by the Holder and which the Holder has provided a valid legal opinion in connection therewith to the Corporation and to whom such shares are legally transferred.

(oo) “Holder Conversion” has the meaning set forth in Section 7(a).

(pp) “Holder Conversion Date” has the meaning set forth in Section 7(a).

(qq) “Indebtedness” has the meaning given to such term or any analogous term in the Credit Agreement then in effect; provided, that if a Credit Agreement is no longer in effect, “Indebtedness” shall have the meaning set forth in the Credit Agreement as most recently in effect.

(rr) “Liquidation Entitlement” means, as of any date with respect to each share of Series A, the greater of (1) (a) the Stated Amount plus (b) the aggregate amount of cumulative unpaid Preference Dividends (whether or not authorized or declared) as of such date and (2) (a) the amount the Holders of Series A would receive if such shares were converted immediately prior to the Liquidation Event into Common Stock pursuant to Section 7(c) plus (b) the aggregate amount of cumulative unpaid Preference Dividends (whether or not authorized or declared) as of such date.

(ss) “Liquidation Event” means any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation.

(tt) “Liquidation Junior Stock” has the meaning set forth in Section 5.

(uu) “Liquidation Parity Stock” has the meaning set forth in Section 5.

(vv) “Liquidation Parity Stock Liquidation Preference” has the meaning set forth in Section 6(a).

(ww) “Liquidation Senior Stock” has the meaning set forth in Section 5.

(xx) “Majority In Interest” means Holders holding a majority of the then issued and outstanding shares of Series A.

(yy) “Market Disruption Event” means (i) a failure by the Principal Exchange or Fallback Exchange, as applicable, to open for trading during its regular trading session or (ii) the occurrence or existence prior to 1:00 p.m. New York City time on any day on which the Principal Exchange or Fallback Exchange, as applicable, is open for trading for more than one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the Principal Exchange or Fallback Exchange, as applicable, or otherwise) in the Common Stock or in any options contracts or futures contracts relating to the Common Stock.

(zz) “Notice of Holder Conversion” has the meaning set forth in Section 7(a).

(aaa) “Over-the-Counter Market” means OTCQX or OTCQB of OTC Markets and the Over-the-Counter Bulletin Board of Financial Industry Regulatory Authority (or any of their respective successors).

(bbb) “Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof. Any division or series of a limited liability company, limited partnership or trust will constitute a separate “Person” under this Certificate of Designations.

(ccc) “Preference Dividends” has the meaning set forth in Section 4(a).

(ddd) “Preference Dividend Payment Date” has the meaning set forth in Section 4(a).

(eee) “Preference Dividend Period” has the meaning set forth in Section 4(a).

(fff) “Preferred Stock” means the Series A, the Series B, and any future series of preferred stock of the Corporation authorized in accordance with the terms of this Certificate of Designations.

(ggg) “Principal Exchange” means the Nasdaq Global Select Market (or any of its successors).

(hhh) “Redemption” has the meaning set forth in Section 9(a).

(iii) “Redemption Date” has the meaning set forth in Section 9(c).

(jjj) “Redemption Notice” has the meaning set forth in Section 9(d).

(kkk) “Redemption Price” has the meaning set forth in Section 9(a).

(lll) “Reorganization Event” has the meaning set forth in Section 7(j)~~(iii)~~.

(mmm) “Securities Act” means the U.S. Securities Act of 1933, as amended.

(nnn) “Series A” has the meaning set forth in Section 1.

(ooo) “Series A Fair Market Value” means, with respect to each share of Series A, the arithmetic average of the volume-weighted average prices for a share on the principal United States securities exchange or automated quotation system on which shares of Series A trade, as reported by Bloomberg (or, if Bloomberg ceases to publish such price, any successor service chosen by the Corporation) in respect of the ten (10) Trading Days preceding the date of determination or, if the Series A is not traded on any such exchange or automated quotation system, such value as is determined in good faith by the Board of Directors.

(ppp) “Series B” means the Series B Preferred Stock, $0.001 par value per share, of the Corporation.

(qqq) “Stated Amount” means, in respect of each share of Series A, five dollars and twenty-five cents ($5.25) per share, and, in respect of any other series of capital stock, the stated amount per share specified in the Certificate of Incorporation or applicable certificate of designations.

(rrr) “Subsidiary” means, with respect to any Person, any other Person of which a majority of the securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time Beneficially Owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such first Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Corporation.

(sss) “Trading Day” means a day on which (i) no Market Disruption Event occurs and (ii) trading in the Common Stock occurs on the Principal Exchange or, if the shares of Common Stock are not listed on a Principal Exchange, the Fallback Exchange; provided that if the Common Stock is not so listed or traded, then “Trading Day” means a Business Day.

Section 4. Dividends. The Series A shall not accrue any dividends except as provided in this Section 4.

(a) Preference Dividends. Holders of Series A shall be entitled to receive, when, as and if declared by the Disinterested Directors’ Committee out of funds legally available therefor, cumulative cash dividends at the annual rate of eleven percent (11%) of (x) the Stated Amount per share plus (y) the amount of any accrued and unpaid dividends on each such share as of the last Preference Dividend Payment Date (as defined below) (collectively, the “Preference Dividends”), accumulating on a daily basis and payable quarterly on January 1, April 1, July 1 and October 1, respectively, in each year (or, if any such date is not a Business Day, on the next succeeding Business Day, without any adjustment in the amount paid) (each, a “Preference Dividend Payment Date”) with respect to the period from and including the last Preference Dividend Payment Date (or the Effective Date, with respect to the first quarterly period) to and including the day preceding such respective dividend payment date (or portion thereof) (the “Preference Dividend Period”) to holders of record on the respective date, not more than sixty (60) nor less than ten (10) days preceding the Preference Dividend Payment Date, fixed for that purpose by the Disinterested Directors’ Committee in advance of payment of each particular Preference Dividend. The amount of the Preference Dividend for each Preference Dividend Period (or portion thereof) will be calculated on the basis of a 360-day year consisting of twelve 30-day months. The Corporation shall not pay any additional interest, fee, penalty or other amount in respect of any Preference Dividend that may be in arrears on the Series A. Notwithstanding the foregoing, the Disinterested Directors’ Committee shall not declare a Preference Dividend at any time when Consolidated EBITDA for the most recent four fiscal quarters for which financial statements of the Corporation are available is less than $425,000,000. Preference Dividends shall accumulate whether or not (i) the Corporation has earnings; (ii) there are funds legally available for the payment of those dividends; or (iii) those dividends are authorized or declared.

(b) Participating Dividends. In addition to any cash dividends which may be declared and paid to Holders pursuant to Section 4(a), and except as permitted by Section 4(c)(x)(1), the Holders shall, as Holders of Series A, be entitled to such dividends paid and other Distributions made to the holders of Common Stock to the same extent as if such Holders had converted the Series A into Common Stock (without regard to any limitations on conversion herein or elsewhere) and, if applicable, had held such shares of Common Stock on the record date for such dividends and Distributions. Payments under the preceding sentence shall be made prior to or concurrently with the dividend or Distribution to the holders of Common Stock.

(c) Priority of Dividends. So long as any share of Series A remains outstanding, no dividend whatsoever shall be paid or declared and no Distribution shall be made on any class of Common Stock or any future class of Preferred Stock established hereafter by the Board of Directors (other than Dividend Parity Stock or Dividend Senior Stock) (collectively, referred to as the “Dividend Junior Stock”), other than a dividend payable solely in Dividend Junior Stock, and no shares of Dividend Junior Stock shall be purchased, redeemed or otherwise acquired for consideration by the Corporation, directly or indirectly (other than as a result of a reclassification of junior stock for or into junior stock, or the exchange or conversion of one share of Dividend Junior Stock for or into another share of Dividend Junior Stock, and other than through the use of the proceeds of a substantially contemporaneous sale of other shares of Dividend Junior Stock), unless (i) all cumulative accrued and unpaid Preference Dividends on all outstanding shares of Series A have been paid in full and the full dividend thereon for the then current Preference Dividend Period has been paid or declared and set aside for payment and (ii) all prior redemption requirements with respect to Series A have been complied with; provided that the Disinterested Directors’ Committee may declare or approve, and the Corporation may pay or make, a dividend or Distribution on any Dividend Junior Stock even if there are cumulative accrued and unpaid Preference Dividends that have not been paid in full or the full dividend for the then current Preference Dividend Period has not been paid or declared and set aside for payment, but only if (x)  ~~the~~(1) such Distribution consists of the purchase, redemption or other acquisition by the Corporation of shares of Dividend Junior Stock for cash, or (2) the Holders shall also participate in such dividend or Distribution pursuant to Section 4(b), and (y) ~~such dividend or Distribution is made on or prior to December 31, 2022, and (z)~~ the full Board of Directors has ratified (in the case of clause (1), by the affirmative vote of at least two-thirds of the Board of Directors then in office, and in the case of clause (2), by the affirmative vote of a majority of the Board of Directors then in office) the Disinterested Directors’ Committee’s declaration or approval of such dividend or Distribution under clauses (1) or (2) above. For the avoidance of doubt, the declaration and payment of a dividend or making of any Distribution on any Dividend Junior Stock in which Holders shall participate pursuant to Section 4(b) in accordance with the foregoing proviso shall not obligate the Corporation to pay any Preference Dividends pursuant to Section 4(a). When Preference Dividends are not paid in full upon the shares of Series A and any future class of Preferred Stock established hereafter by the Board of Directors with the vote or written consent of a Majority In Interest, the terms of which expressly provide that such class ranks pari passu with the Series A as to rights to payment of dividends (collectively, referred to as the “Dividend Parity Stock”), all Preference Dividends declared upon shares of Series A and all dividends declared upon Dividend Parity Stock shall be declared pro rata so that the respective amounts of such dividends shall bear the same ratio to each other as all accrued but unpaid Preference Dividends per share on the shares of Series A and all accrued but unpaid dividends per share on all such Dividend Parity Stock bear to each other. Subject to the foregoing and subject to Section 4(b), the Corporation may pay such dividends (payable in cash, stock or otherwise) as may be declared by the Board of Directors on any Dividend Junior Stock from time to time out of any funds legally available therefor.

Section 5. Ranking. The Series A shall, with respect to the right to be paid the Liquidation Entitlement upon the occurrence of a Liquidation Event (as provided in Section 6 below), rank (i) senior to (A) all classes of Common Stock, (B) the Series B, and (C) any future class of Preferred Stock established hereafter by the Board of Directors (other than Liquidation Parity Stock or Liquidation Senior Stock established in accordance with Section 8(c)(i) or Section 8(c)(ii)) (the classes referred to in the foregoing clauses (A) through (C), collectively, referred to as the “Liquidation Junior Stock”), (ii) pari passu with any future class of Preferred Stock established hereafter by the Board of Directors in accordance with Section 8(c)(ii), the terms of which expressly provide that such class ranks pari passu with the Series A as to rights on the occurrence of a Liquidation Event (collectively, referred to as the “Liquidation Parity Stock”) and (iii) junior to any future class of Preferred Stock established hereafter by the Board of Directors in accordance with Section 8(c)(i), the terms of which expressly provide that such class ranks senior to the Series A as to rights on the occurrence of a Liquidation Event (collectively, referred to as “Liquidation Senior Stock”). For the avoidance of doubt, this Section 5 shall not prohibit the Corporation from making any redemption payments on the Series B in accordance with the Series B Certificate of Designations.

Section 6. Liquidation Event Rights.

(a) Payment of Aggregate Liquidation Entitlement. In the event of the occurrence of any Liquidation Event, before any Distribution or payment out of the assets of the Corporation may be made to or set aside for the holders of any Liquidation Junior Stock, the Holders of Series A will be entitled to receive out of the assets of the Corporation legally available for distribution to its stockholders an amount equal to the Aggregate Liquidation Entitlement. If, after payment of any liquidation preferences otherwise payable to holders of any Liquidation Senior Stock in respect of any Distribution upon the occurrence of a Liquidation Event, and subject to applicable Law, the assets of the Corporation are not sufficient to pay all Holders of Series A the Aggregate Liquidation Entitlement in full and to pay all holders of any Liquidation Parity Stock the amounts otherwise payable to such holders in respect of any Distributions upon the occurrence of a Liquidation Event (a “Liquidation Parity Stock Liquidation Preference”), then the amounts paid to the Holders of Series A and to the holders of all Liquidation Parity Stock shall be pro rata in accordance with the respective Aggregate Liquidation Entitlement and the Liquidation Parity Stock Liquidation Preferences of such Liquidation Parity Stock.

(b) Residual Distributions. If the Liquidation Entitlement has been paid in full to all Holders of Series A, all Liquidation Parity Stock Liquidation Preferences, if any, have been paid in full to all holders of any Liquidation Parity Stock, and all other applicable liquidation preferences have been paid to holders of Liquidation Junior Stock which is senior to the Common Stock with respect to rights upon the occurrence of a Liquidation Event, then holders of Common Stock shall be entitled to receive any and all assets remaining legally available for distribution to the Corporation’s stockholders.

(c) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Certificate of Designations, the merger, consolidation or other business combination of the Corporation with or into any other corporation, including a transaction in which the Holders of Series A receive cash or property for their shares, or the sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the assets of the Corporation, shall not constitute a Liquidation Event.

Section 7. Conversion.

(a) Conversion at the Option of the Holders. Each share of Series A shall be convertible, at the option of the Holder thereof (a “Holder Conversion”), effective on January 1, April 1, July 1 and October 1 in each year (or, if any such date is not a Business Day, on the next succeeding Business Day, without any adjustment in the Additional Payment Amount), or on the third Business Day prior to a Redemption Date (provided, that the Corporation shall have received the Notice of Holder Conversion prior to the Close of Business on the Business Day prior to such Redemption Date) (any such date, the “Holder Conversion Date”) into fully-paid, non-assessable shares of Common Stock at the Conversion Rate then in effect. In order to effectuate the Holder Conversion, the Holder must provide the Corporation a written notice of conversion in the form of Annex A hereto (the “Notice of Holder Conversion”). The Notice of Holder Conversion must be received by the Corporation (or, in the discretion of the Corporation, the transfer agent) no later than (A) with respect to any Holder Conversion Date scheduled to fall on January 1, April 1, July 1 or October 1 of any year, ten (10) Business Days prior to the applicable Holder Conversion Date or (B) with respect to any Holder Conversion Date falling on the third Business Day prior to a Redemption Date, prior to the Close of Business on the Business Day prior to such Redemption Date.

(b) Mechanics of Holder Conversion. A Holder of Series A that has validly effected a Notice of Holder Conversion shall be deemed to be the holder of record of the Common Stock issuable upon such conversion as of the applicable Holder Conversion Date, notwithstanding that certificates (if any) representing such shares of Series A shall not have been surrendered at the office of the Corporation, that notice from the Corporation shall not have been received by any Holder of record of shares of Series A, or that the certificates evidencing such shares of Common Stock shall not then be actually delivered to such Holder. In order to effect a Holder Conversion, a Holder shall deliver an original copy of the fully executed Notice of Holder Conversion to the transfer agent: Equiniti Trust Company, PO Box 64858 St Paul, MN 55164-0858, or such other address as the Corporation may specify for such purposes. Notwithstanding the foregoing, if beneficial interests in shares of Series A are held through DTC or any other similar facility, a copy of the Notice of Holder Conversion may be given by the applicable Holders of Series A at such time and in any manner permitted by such facility. Dividends payable on shares of Series A surrendered for conversion during the period from the Close of Business on any record date for the payment of a dividend on such shares to the opening of business on the date of payment of such dividend shall be payable to the holder of record of such shares as of such record date notwithstanding such conversion. Except as otherwise expressly set forth herein, no payment or adjustment shall be made upon any conversion of shares of Series A on account of any dividends accumulated on such shares or on account of any dividends accumulated on the shares of Common Stock issued upon such conversion.

(c) Automatic Conversion. Each share of Series A shall, on the third Trading Day following the date on which the Corporation delivers an Automatic Conversion Event Notice (the “Automatic Conversion Date”) automatically be converted into fully-paid, non-assessable shares of Common Stock at the Conversion Rate then in effect on the Automatic Conversion Date, without any further action by the Holders of such shares and whether or not certificates representing such shares are surrendered to the Corporation or its transfer agent.

(d) Mechanics of Automatic Conversion. Within ten (10) Business Days following the occurrence of an Automatic Conversion Event, the Corporation shall deliver a notice to the Holders of outstanding Series A stating that an Automatic Conversion Event has occurred and stating the Conversion Rate in effect as of the Automatic Conversion Date (the “Automatic Conversion Event Notice”). On the Automatic Conversion Date, each Holder of Series A shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, notwithstanding that the certificates (if any) representing such shares of Series A shall not have been surrendered at the office of the Corporation, that notice from the Corporation shall not have been received by any Holder of record of shares of Series A, or that the certificates evidencing such shares of Common Stock shall not then be actually delivered to such Holder. Dividends payable on shares of Series A surrendered for conversion during the period from the Close of Business on any record date for the payment of a dividend on such shares to the opening of business on the date of payment of such dividend shall be payable to the holder of record of such shares as of such record date notwithstanding such conversion. Except as otherwise expressly set forth herein, no payment or adjustment shall be made upon any conversion of shares of Series A on account of any dividends accrued on such shares or on account of any dividends accrued on the shares of Common Stock issued upon such conversion.

(e) Reservation of Shares, Etc. The Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of shares of Series A, the full number of shares of Common Stock that would then be deliverable upon the conversion of all shares of Series A then outstanding. If any shares of Common Stock required to be reserved for purposes of conversion of the Series A hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be issued or freely transferred upon conversion, the Corporation will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered or approved as the case may be. If the Common Stock is quoted on the Nasdaq Global Select Market, New York Stock Exchange, or any other U.S. national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of Common Stock issuable upon conversion of the Series A. Notwithstanding the foregoing, the reference to listing in the third sentence of this paragraph shall apply only when the Series A shall have become freely transferable under the federal securities laws.

(f) No Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Series A. If a number of shares of Series A (evidenced by one or more certificates) shall be surrendered for conversion at one time by the same holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A being converted at such time by such holder. Instead of any fractional share of Common Stock that would otherwise be issuable to a holder upon conversion of any shares of Series A, the Corporation shall pay a cash adjustment in respect of such fractional share of Common Stock assuming each share of Common Stock has a value equal to the Additional Shares Fair Market Value.

(g) Adjustment of Conversion Price. In the event that outstanding shares of Common Stock shall be subdivided or split into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective. Notwithstanding the foregoing, the Corporation shall not make any adjustment to the Conversion Price if Holders of the Series A have the opportunity to participate, at the same time and upon the same terms as holders of Common Stock and solely as a result of holding Series A, in any transaction described in this Section 7(g), without having to convert their shares of Series A, as if they held a number of shares of Common Stock issuable to such Holder at the Conversion Price.

(h) Calculation of Adjustments. All adjustments to the Conversion Price shall be calculated by the Corporation to the nearest 1/100th of a cent and all conversions based thereon shall be calculated by the Corporation to the nearest 1/10,000th of one share of Common Stock (or if there is not a nearest 1/10,000th of a share, to the next lower 1/10,000th of a share). No adjustment to the Conversion Price will be required unless such adjustment would require an increase or decrease to the Conversion Price of at least $0.0100; provided, however, that any such adjustment that is not required to be made will be carried forward and taken into account in any subsequent adjustment; provided, further that any such adjustment of less than $0.0100 that has not been made will be made upon any Holder Conversion Date or Automatic Conversion Date or redemption or repurchase date.

(i) Successive Adjustments. After an adjustment to the Conversion Price under this Section 7, any subsequent event requiring an adjustment under this Section 7 shall cause an adjustment to each such Conversion Price as so adjusted.

(j) Reorganization Events. In the event of:

(i) any reclassification, statutory exchange, merger, consolidation or other similar business combination of the Corporation with or into another Person, in each case, pursuant to which at least a majority of the Common Stock is changed or converted into, or exchanged for, cash, securities or other property of the Corporation or another Person;

(ii) any sale, transfer, lease or conveyance to another Person of all or a majority of the property and assets of the Corporation, in each case pursuant to which the Common Stock is converted into cash, securities or other property; or

(iii) any statutory exchange of securities of the Corporation with another Person (other than in connection with a merger or acquisition) or reclassification, recapitalization or reorganization of the Common Stock into other securities;

other than, in each case, any such transaction that constitutes a Change of Control, with respect to which, for the avoidance of doubt, the provisions of Section 9 shall apply (each of which is referred to as a “Reorganization Event”), each share of Series A outstanding immediately prior to such Reorganization Event will, without the consent of the Holders and subject to Section 7(l) and Section 8(c), remain outstanding but shall become convertible into, out of funds legally available therefor, the number, kind and amount of securities, cash and other property (the “Exchange Property”) (without any interest on such Exchange Property and without any right to dividends or ~~distribution~~distributions on such Exchange Property which have a record date that is prior to the applicable Holder Conversion Date or Automatic Conversion Date) that the Holder of such share of Series A would have received in such Reorganization Event had such Holder converted its shares of Series A into the applicable number of shares of Common Stock immediately prior to the effective date of the Reorganization Event using the Conversion Price applicable immediately prior to the effective date of the Reorganization Event, assuming that the Corporation elected to issue Additional Shares in connection with such conversion and including such shares for the foregoing purposes; provided that the foregoing shall not apply if such Holder is a Person with which the Corporation consolidated or into which the Corporation merged or which merged into the Corporation or to which such sale or transfer was made, as the case may be (any such Person, a “Constituent Person”), to the extent such Reorganization Event provides for different treatment of Common Stock held by such Constituent Persons. If the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by a Person (other than a Constituent Person), then for the purpose of this Section 7(j), the kind and amount of securities, cash and other property receivable upon conversion following such Reorganization Event will be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Stock.

(k) Successive Reorganization Events. The above provisions of Section 7(j) shall similarly apply to successive Reorganization Events and the provisions of Section 7(g) shall apply to any shares of capital stock of the Corporation received by the holders of the Common Stock in any such Reorganization Event.

(l) Reorganization Event Agreements. The Corporation shall not enter into any agreement for a transaction constituting a Reorganization Event unless (i) such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Series A into the Exchange Property in a manner that is consistent with and gives effect to Section 7(j), and (ii) to the extent that the Corporation is not the surviving corporation in such Reorganization Event or will be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Series A into stock of the Person surviving such Reorganization Event or such other continuing entity in such Reorganization Event.

(m) Notice of Adjustments. Whenever the Conversion Price is adjusted as herein provided, the Corporation shall prepare, and shall keep at the Corporation’s principal offices, and shall make available to any Holder upon request, a statement showing in reasonable detail the facts requiring such adjustment and the Conversion Rate that shall be in effect after such adjustment, and the Corporation shall also cause a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be required, and as soon as practicable after it is required such notice shall be mailed by the Corporation to all Holders of Series A, at their last addresses as they shall appear upon the stock transfer books of the Corporation.

(n) Additional Payment Amount; Additional Conversion Shares. Upon conversion of any share of Series A, the Holder thereof shall receive a payment in cash in an amount equal to the amount of cumulative unpaid Preference Dividends (whether or not authorized or declared) as of the Holder Conversion Date or Automatic Conversion Date, as applicable (the “Additional Payment Amount”); provided, that the Corporation may elect, in its sole discretion, in lieu of the payment of the Additional Payment Amount, to issue to such Holder an additional number of fully-paid, non-assessable shares of Common Stock equal to the Additional Payment Amount divided by the lesser of (i) the Additional Shares Fair Market Value and (ii) the fair market value of the Common Stock at the time of such conversion as determined in good faith by the Board of Directors (the “Additional Shares”). The payment of the Additional Payment Amount, or the issuance of the Additional Shares, as applicable, shall be made on or before the tenth (10th) Business Day following the Automatic Conversion Date or the date on which the Notice of Holder Conversion is actually received by the Corporation, as applicable.

Section 8. Voting Rights.

(a) General. The Holders of Series A will have no voting rights except as set forth below or in the Certificate of Incorporation or as otherwise required by law.

(b) Right to Vote with Holders of Common Stock. Subject to the other provisions of, and without limiting the other voting rights provided in, this Section 8, and except as provided in the Certificate of Incorporation or required by the Delaware General Corporation Law, the Holders will have the right to vote together as a single class with the holders of the Common Stock on each matter submitted for a vote or consent by the holders of the Common Stock, and, solely for these purposes, (i) the Series A of each Holder will entitle such Holder to cast a number of votes on such matter equal to the number of votes such Holder would have been entitled to cast if such Holder were the holder of record, as of the record date or, if there is no record date, other relevant date for such matter, of a number of shares of Common Stock equal to the whole number of shares of Common Stock that would be issuable upon conversion of such Series A assuming such Series A were converted in connection with an Automatic Conversion Event occurring on such record date or, if there is no record date, other relevant date; in each case assuming that the Corporation elected to issue Additional Shares in connection with such conversion and including such shares for the foregoing purposes (provided, that for the purposes of this Section 8(b), the number of Additional Shares shall not be greater than an amount equal to the Additional Payment Amount divided by $1.00) and (ii) the Holders will be entitled to notice of all stockholder meetings or proposed actions by written consent in accordance with the Certificate of Incorporation, the Bylaws, and the Delaware General Corporation Law as if the Holders were holders of Common Stock. For the avoidance of doubt, no Holder of Series A will be treated as the holder of the shares of Common Stock issuable upon conversion of such Series A except as set out in Section 7.

(c) Other Voting Rights. So long as any shares of Series A are outstanding, in addition to any other vote or consent of stockholders required by law or by the Certificate of Incorporation, the approval of a Majority In Interest, voting as a class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for:

(i) effecting or validating any amendment, modification or alteration of the Certificate of Incorporation (whether by merger, consolidation or otherwise) to authorize or create, or increase the authorized amount of, any shares of any class or series or any securities convertible into shares of any class or series of capital stock of the

Corporation ranking senior to or pari passu with Series A with respect to the payment of the Preference Dividend or payment of the Liquidation Entitlement upon the occurrence of a Liquidation Event;

(ii) any increase in the authorized number of shares of Series A, Dividend ~~Party~~Parity Stock or Liquidation Parity Stock or issuance of shares of Series A, Dividend Parity Stock or Liquidating Parity Stock after the date hereof;

(iii) effecting or validating any amendment, alteration or repeal (whether by merger, consolidation or otherwise) of any provision of the Certificate of Incorporation (including this Certificate of Designations and any other certificate of designations of the Corporation) or Bylaws that would have an adverse effect on the rights, preferences, privileges or voting power of the Series A or the Holders thereof in any material respect; provided, that for the avoidance of doubt, any merger, consolidation, or similar transaction shall not be deemed to have such an adverse effect so long as (A) the Series A remains outstanding with the terms thereof materially unchanged or the holders of the Series A receive equity securities with rights, preferences, privileges and voting power substantially the same as those of the Series A, and (B) the provisions of the certificate of incorporation or bylaws (or equivalent governing documents) of the surviving entity or successor entity in such transaction do not differ from the Certificate of Incorporation or Bylaws in any manner that would have an adverse effect on the rights, preferences, privileges or voting power of the Series A or such replacement equity securities or the Holders thereof in any material respect; provided, further, to the extent that the Corporation duly consummated its Redemption rights in connection with a Change of Control pursuant to Section 9 prior to the occurrence of such Change of Control, the Holders shall not have voting rights hereunder in respect of any amendment, alteration or repeal relating to such transaction; or

(iv) any action or inaction that would reduce the Stated Amount of any share of Series A (including, but not limited to, any reverse stock split, combination, or other adjustment).

Section 9. Redemption at the Option of the Corporation.

(a) Generally. The Series A will not be redeemable by the Corporation except that, subject to the other terms of this Section 9, the Corporation may, at its election, redeem all but not less than all of the outstanding shares of Series A (i) at any time following April 30, 2027 or (ii) in connection with the consummation of a Change of Control, in either case on the applicable Redemption Date (the “Redemption”) for a cash purchase price equal to the Stated Amount plus cumulative unpaid Preference Dividends (whether or not authorized or declared) as of the Redemption Date (the “Redemption Price”).

(b) Redemption Prohibited in Certain Circumstances. The Corporation will not call for Redemption, or otherwise send a Redemption Notice in respect of the Redemption of, any Series A pursuant to this Section 9 unless the Corporation has sufficient funds legally available to fully pay the Redemption Price in respect of all shares of Series A called for Redemption.

(c) Redemption Date. The “Redemption Date” for any Change of Control will be a Business Day of the Corporation’s choosing on or after the date that such Change of Control is consummated that is no more than sixty (60), nor less than ten (10), calendar days after the date the Corporation sends the related Redemption Notice pursuant to Section 9(d).

(d) Redemption Notice. Upon the election by the Corporation to call the Series A for Redemption pursuant to Section 9(a), the Corporation will send to each Holder a notice of such Redemption (a “Redemption Notice”). Such Redemption Notice must state:

(i) that the Series A has been called for Redemption;

(ii) briefly, if applicable, the events causing the Change of Control giving rise to the Corporation’s right to elect to redeem and the expected consummation date for the Change of Control;

(iii) the Redemption Price per share of Series A;

(iv) that any Series A called for Redemption may be converted pursuant to Section 7 on or before the third Business Day prior to the Redemption Date (provided, that the Corporation shall have received the Notice of Holder Conversion prior to the Close of Business on the Business Day prior to the Redemption Date); and

(v) the Conversion Rate in effect on the date such Redemption Notice was sent.

(e) Payment of the Redemption Price. The Corporation will cause the Redemption Price for each share of Series A called for Redemption to be paid to the Holder thereof on the applicable Redemption Date.

Section 10. Incurrence of Certain Indebtedness. The Corporation shall not, and shall cause its Subsidiaries that are “restricted subsidiaries” (or such similarly classified Subsidiaries under the Credit Agreement) not to, create, incur, assume or permit to exist any Indebtedness except:

(i) for Indebtedness that is not prohibited from being created, incurred, assumed or permitted to exist pursuant to the terms of the Credit Agreement;

(ii) for Indebtedness created, incurred, assumed or permitted to exist with the approval of a Majority In Interest; or

(iii) to the extent that the Consolidated Leverage Ratio, calculated on a pro forma basis in accordance with the terms of the Credit Agreement, would not exceed 3.00:1.00.

Section 11. Expenses. In any action at law or suit in equity to enforce this Certificate of Designations or the rights of any Holder hereunder, the prevailing party in such action or suit (as determined by a court of competent jurisdiction) shall be entitled to recover its reasonable out-of-pocket attorneys’ fees and all other reasonable and documented out-of-pocket costs and expenses incurred in such action or suit.

Section 12. Record Holders. To the fullest extent permitted by applicable law, the Corporation and the transfer agent for the Series A may deem and treat the record holder of any share of Series A as the true and lawful owner thereof for all purposes, and neither the Corporation nor such transfer agent shall be affected by any notice to the contrary.

Section 13. Notices. All notices or communications in respect of the Series A will be sufficiently given if given in writing and delivered in person or by ~~first class~~first-class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, in the Certificate of Incorporation or Bylaws or by applicable law.

Section 14. No Other Rights or Privileges. The shares of Series A will not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Certificate of Incorporation.

Section 15. Certificates. The Corporation may at its option issue shares of Series A without certificates.

Section 16. Technical, Corrective, Administrative or Similar Changes. The Corporation may, by any means authorized by law and without any vote of the Holders of shares of Series A, make technical, corrective, administrative or similar changes in this Certificate of Designations that do not, individually or in the aggregate, adversely affect the rights or preferences of the Holders of shares of Series A in any way.

Section 17. Tax Matters. The Corporation intends that the Series A not be treated as either (i) “preferred stock” for purposes of Section 305 of the Internal Revenue Code of 1986, as amended (the “Code”) or (ii) receiving any constructive or deemed distribution pursuant to Section 305(c) of the Code.

Section 18. Interpretation. Whenever possible, each provision of this Certificate of Designations shall be interpreted in a manner as to be effective and valid under applicable law and public policy. If any provision set forth herein is held to be invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions of this Certificate of Designations, and a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision. No provision herein set forth shall be deemed dependent upon any other provision unless so expressed herein. If a court of competent jurisdiction should determine that a provision of this Certificate of Designations would be valid or enforceable if a period of time were extended or shortened, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law. References herein to any payment shall mean a payment in cash in United States Dollars by wire transfer of immediately available funds to an account designated by the applicable payee.

Section 19. Enforcement. To the fullest extent permitted by law, the provisions of this Certificate of Designations shall remain in full force and effect irrespective of (i) the failure of any Person to assert any claim or demand or to enforce any right or remedy under this Certificate of Designations or otherwise or (ii) any change in the corporate existence, structure or ownership of the Corporation or any of its Affiliates, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Corporation or any of its Affiliates.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate to be signed by Jérôme Maironi, its Senior Vice President, General Counsel and Corporate Secretary, this ~~30th~~[    ] day of ~~April~~February , ~~2021~~2022 .

GARRETT MOTION INC.

By:
	Name:	Jérôme Maironi
	Title:	Senior Vice President, General
Counsel and Corporate Secretary

Annex A

Form of Notice of Holder Conversion

This Notice of Conversion is executed by the undersigned holder (the “Holder”) in connection with the conversion of shares of the Series A Cumulative Convertible Preferred Stock of Garrett Motion Inc., a Delaware corporation (the “Corporation”), pursuant to the terms and conditions of that certain Amended and Restated Certificate of Designations of Series A Cumulative Convertible Preferred Stock of Garrett Motion Inc. (the “Certificate of Designations”), approved by the Board of Directors of the Corporation on ~~April  27~~January 25, ~~2021~~2022 . Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Certificate of Designations.

Conversion: In accordance with and pursuant to such Certificate of Designations, the Holder hereby elects to convert the number of shares of the Corporation’s Series A Cumulative Convertible Preferred Stock (the “Series A”) indicated below into shares of Common Stock of the Corporation (the “Common Shares”) as of the date specified below.

Name of Holder:

Holder Conversion Date:

Number of Shares of Series A Held by Holder:

Amount Being Converted Hereby:

~~Preferred Shares~~Series A Held After Conversion:

If the ~~Shares~~shares of Series A to be converted are held through a nominee, please provide details of the brokerage account:

Broker:

DTC No.:

Acct. Name:

For Further Credit (if applicable):

Delivery of Shares: Pursuant to this Notice of Conversion, the Corporation shall deliver the applicable number of ~~shares of Common Stock (the “~~Common Shares~~”)~~ issuable in accordance with the terms of the Certificate of Designations as set forth below. If Common Shares are to be issued in the name of a person other than the Holder, the Holder will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Corporation in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any. The Holder acknowledges and confirms that the Common Shares issued pursuant to this Notice of Conversion will, to the extent not previously registered by the Corporation under the U.S. Securities Act of 1933, as amended (the “Securities Act”) be “restricted securities” within the meaning of Rule 144 under the Securities Act, unless the Common Shares are covered by a valid and effective registration statement under the Securities Act or this Notice of Conversion includes a valid opinion from an attorney stating that such Common Shares can be issued free of restrictive legend, which shall be determined by the Corporation in its sole discretion.

If the ~~shares of~~ Common Shares are to be delivered through DWAC, please provide details of the brokerage account for delivery (Note: Common Shares that will be issued as “restricted securities” are not eligible for settlement through DWAC):

Broker:

DTC No.:

Acct. Name:

For Further Credit (if applicable):

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